UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-23266

AIP ALTERNATIVE LENDING FUND P

(Exact name of Registrant as specified in Charter)

100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (800) 421-7572

Kara Fricke, Esq.
Morgan Stanley Investment Management Inc.
1633 Broadway
New York, New York 10019

(Name and address of agent for service)

COPY TO:

Allison M. Fumai, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797
(212) 698-3500

Date of fiscal year end: September 30

Date of reporting period: September 30, 2024

ITEM 1. (a)	REPORTS TO STOCKHOLDERS.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ALTERNATIVE INVESTMENT PARTNERS
AIP ALTERNATIVE LENDING FUND P Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended September 30, 2024

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Financial Statements with Report of Independent
Registered Public Accounting Firm
For the Year Ended September 30, 2024

Contents

Management's Discussion of Fund Performance (Unaudited)	1
Report of Independent Registered Public Accounting Firm	4
Audited Financial Statements
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes of Net Assets	7
Statement of Cash Flows	8
Notes to Financial Statements	9
Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)	20
Quarterly Portfolio Schedule (Unaudited)	20
Important Tax Information (Unaudited)	20
Information Concerning Trustees and Officers (Unaudited)	21

Audited consolidated financial statements for AIP Alternative Lending Fund A for the year ended September 30, 2024, are attached to these financial statements and are an integral part thereof.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Management's Discussion of Fund Performance (Unaudited)

AIP Alternative Lending Fund P's (the "Fund") investment objective is to seek to provide total return with an emphasis on current income.

The Fund, through the investment of substantially all of its assets in AIP Alternative Lending Fund A (the "Master Fund"), seeks to achieve its investment objective by investing in alternative lending securities that generate interest or other income streams that Morgan Stanley AIP GP LP, the Master Fund's investment adviser (the "Investment Adviser"), believes offer access to credit risk premium. Alternative lending securities are loans originated through non-traditional, or alternative, lending platforms or securities that provide the Master Fund with exposure to such instruments. The "credit risk premium" is the difference in return between obligations viewed as low risk, such as high-quality, short-term government debt securities, and securities issued by private entities or other entities which are subject to credit risk. The credit risk premium is positive when interest payments or other income streams received in connection with a pool of alternative lending securities, minus the principal losses experienced by the pool, exceed the rate of return for risk-free obligations. By investing in alternative lending securities, the Master Fund is accepting the risk that some borrowers will not repay their loans or otherwise meet their obligations as expected in exchange for the expected returns associated with the receipt of interest payments and repayment of principal and/or other income streams by those that do. There is no assurance that the credit risk premium will be positive for the Master Fund's investments at any time or on average and over time. However, the Master Fund seeks to benefit over the long-term from the difference between the amount of interest and principal received and/or other income streams and losses experienced.

The alternative lending securities in which the Master Fund may invest are sourced through various alternative lending platforms as determined by the Investment Adviser. The Master Fund may invest in a broad range of alternative lending securities, including, but not limited to, (1) consumer loans, inclusive of specialty offerings such as education loans and elective medical loans; (2) small business loans, receivables and/or merchant cash advances, inclusive of specialty offerings such as purchasing and financing of future payment streams or asset-based financing; (3) specialty finance loans, including, but not limited to, automobile purchases, equipment finance, transportation leasing or real estate financing; (4) tranches of alternative lending securitizations, including, but not limited to, residual interests and/or majority-owned affiliates (MOAs); and (5) to a lesser extent, fractional interests in alternative lending securities and other types of equity, debt or derivative instruments that the Investment Adviser believes are appropriate. The Master Fund may also invest in both rated senior classes of asset-backed securities as well as residual interests in pools of alternative lending loans or securitizations.

Performance Discussion

	Total Returns[1]
	One Year	Annualized Since Inception[2]
AIP Alternative Lending Fund P	-1.17%	6.66%

1.  Total returns assume reinvestment of all distributions and includes the impact of a sales load of 3% of an investor's subscription.

2.  The Fund commenced operations on October 1, 2018.

1

ALTERNATIVE INVESTMENT PARTNERS

The chart below illustrates the growth of a hypothetical $50,000 investment in the Fund from its inception date of October 1, 2018 through September 30, 2024.

During the twelve-month period ended September 30, 2024, the Fund posted negative absolute performance (-1.17%) assuming a 3% sales charge, underperforming traditional fixed income assets such as the Bloomberg US Aggregate Bond Index (+11.6%.).

The loan portfolio generated a positive return during the fiscal year, as tighter lending standards and elevated coupon rates contributed to improved credit performance. Following substantial credit tightening, the 30+ day delinquency rate for consumer loans as a percentage of outstanding principal broadly stabilized during the 2024 fiscal year, after progressively increasing for much of the prior two years. The Fund's negotiated purchase incentives, which typically comprised payments to the Fund for purchase above agreed volumes over agreed periods of time and/or risk sharing should returns and/or charge-offs deviate from agreed thresholds, also supported the Fund's return objectives and performance outlook.

While levels of delinquency remain elevated, we believe the stabilization witnessed during the fiscal year is a necessary precursor to a potentially persistent delinquency decline. Of note, macroeconomic headwinds that negatively impacted the strategy have dissipated: punishing inflation moderated, the U.S. returned to an environment of positive real wage growth. Concurrently, the labor market remains supportive, and consumer spending remains resilient. Furthermore, the U.S. Federal Reserve's shift to a more dovish posture could provide a tailwind to the Fund's strategy in the form of positive loan repricing, should consumer lending platforms decrease coupon rates on new loan originations as the Fed cuts benchmark rates. Lower benchmark rates also reduce the costs of leverage, while making debt burdens more manageable for consumers.

Distributions

The Fund intends to declare and pay distributions of all or a portion of its net investment income on a quarterly basis and to distribute annually any realized capital gains. In addition, such distributions may include a return of capital.

2

ALTERNATIVE INVESTMENT PARTNERS

Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Master Fund, and the Master Fund's use of hedging. To permit the Fund to maintain a more stable quarterly distribution, the Fund may, from time to time, distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's net asset value, and, correspondingly, distributions from the Fund's income will reduce the Fund's net asset value.

Although there is no assurance that the Fund will be able to maintain a certain level of distributions, the Fund intends to declare and pay distributions of all or a portion of its net investment income on a quarterly basis and to distribute any realized capital gains at least annually. During the fiscal year, the Fund distributed $56.06 per share (a combined 6.00% of net asset value per share on the applicable record dates) to shareholders, the tax character of which will be reported to shareholders in their 2024 Form 1099 issued in February 2025.

Final Remarks

As a primarily consumer-focused private credit opportunity, alternative lending may diversify an investor's traditional and private corporate credit allocations. We believe that the Fund's inception-to-date performance on both an absolute basis and relative to traditional assets supports this assertion. Alternative lending's yield, duration, and amortization characteristics continue to stand in stark contrast to most corporate debt. For these and other reasons, we believe that alternative lending can play an important role in investors' portfolios through the cycle.

3

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AIP Alternative Lending Fund P

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AIP Alternative Lending Fund P (the "Fund"), as of September 30, 2024, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2024, the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2024, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Philadelphia, Pennsylvania
November 27, 2024

4

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Statement of Assets and Liabilities
September 30, 2024

Assets
Investment in AIP Alternative Lending Fund A, at fair value (cost $545,904,797)	$539,363,208
Cash and cash equivalents	1,451,358
Redemption receivable from AIP Alternative Lending Fund A	35,073,276
Distribution receivable from AIP Alternative Lending Fund A	3,508,259
Dividends receivable	7,970
Other assets	22,422
Total assets	579,426,493
Liabilities
Payable for share repurchases	35,073,245
Distribution payable to shareholders	3,508,259
Shareholder servicing fees payable	716,995
Accrued expenses and other liabilities	377,932
Total liabilities	39,676,431
Net assets	$539,750,062
Net assets consist of:
Net capital	$559,630,818
Total distributable earnings (loss)	(19,880,756)
Net assets	$539,750,062
Net asset value per share:
589,277.251 shares issued and outstanding, no par value, 2,000,000 registered shares	$915.95
Maximum offering price per share ($915.95 plus sales load of 3% of net asset value per share)	$943.43

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
5

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Statement of Operations
For the Year Ended September 30, 2024

Investment Income
Dividend income from investment in AIP Alternative Lending Fund A	$12,475,301
Dividend income	186,853
Total investment income	12,662,154
Expenses
Shareholder servicing fees	4,715,423
Transfer agent fees	844,869
Professional fees	197,700
Registration fees	47,769
Accounting and administration fees	19,750
Custody fees	7,894
Other expenses	106,771
Total expenses	5,940,176
Net investment income (loss)	6,721,978
Realized and unrealized gain (loss) from investment in AIP Alternative Lending Fund A
Realized gain (loss) on investment in AIP Alternative Lending Fund A	(13,307,902)
Net change in unrealized appreciation/depreciation on investment in AIP Alternative Lending Fund A	16,543,207
Net realized and unrealized gain (loss) from investments	3,235,305
Net increase (decrease) in net assets resulting from operations	$9,957,283

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
6

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Statements of Changes in Net Assets

For the year ended September 30, 2023
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(6,851,767)
Net realized gain (loss) on investment in AIP Alternative Lending Fund A	12,445,367
Net change in unrealized appreciation/depreciation on investment in AIP Alternative Lending Fund A	(18,577,567)
Net increase (decrease) in net assets resulting from operations	(12,983,967)
Distributions to shareholders from:
Distributions in excess of distributable earnings	(46,712,985)
Total distributions	(46,712,985)
Shareholder transactions:
Subscriptions (representing 24,172.643 shares)	24,385,824
Distributions reinvested (representing 29,641.346 shares)	29,247,069
Repurchases (representing 143,094.189 shares)	(140,832,244)
Net increase (decrease) in net assets from shareholder transactions	(87,199,351)
Total increase (decrease) in net assets	(146,896,303)
Net assets, beginning of year (representing 806,145.500 shares)	832,111,893
Net assets, end of year (representing 716,865.300 shares)	$685,215,590
For the year ended September 30, 2024
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$6,721,978
Net realized gain (loss) on investment in AIP Alternative Lending Fund A	(13,307,902)
Net change in unrealized appreciation/depreciation on investment in AIP Alternative Lending Fund A	16,543,207
Net increase (decrease) in net assets resulting from operations	9,957,283
Distributions to shareholders from:
Distributions from earnings	(6,718,504)
Excess of distributable earnings	(31,030,425)
Total distributions	(37,748,929)
Shareholder transactions:
Subscriptions (representing 2,249.713 shares)	2,110,000
Distributions reinvested (representing 24,879.992 shares)	22,921,150
Repurchases (representing 154,717.754 shares)	(142,705,032)
Net increase (decrease) in net assets from shareholder transactions	(117,673,882)
Total increase (decrease) in net assets	(145,465,528)
Net assets, beginning of period (representing 716,865.300 shares)	685,215,590
Net assets, end of period (representing 589,277.251 shares)	$539,750,062

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
7

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Statement of Cash Flows
For the Year Ended September 30, 2024

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$9,957,283
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Realized gain (loss) on investment in AIP Alternative Lending Fund A	13,307,902
Net change in unrealized appreciation/depreciation on investment in AIP Alternative Lending Fund A	(16,543,207)
Purchase of investment in AIP Alternative Lending Fund A	(27,002,431)
Return of capital distributions received from AIP Alternative Lending Fund A	31,367,816
Sale of investment in AIP Alternative Lending Fund A	144,570,261
(Increase) decrease in redemption receivable from AIP Alternative Lending Fund A	(3,885,109)
(Increase) decrease in distribution receivable from AIP Alternative Lending Fund A	584,279
(Increase) decrease in dividends receivable	(5,166)
(Increase) decrease in other assets	7,222
Increase (decrease) in shareholder servicing fees payable	(182,140)
Increase (decrease) in accrued expenses and other liabilities	129,947
Net cash provided by (used in) operating activities	152,306,657
Cash flows from financing activities
Subscriptions	2,110,000
Increase (decrease) in subscriptions received in advance	(360,000)
Distributions	(37,748,929)
Increase (decrease) in distributions payable to shareholders	(584,279)
Reinvestments	22,921,150
Repurchases	(142,705,032)
Increase (decrease) in payable for share repurchases	4,616,602
Net cash provided by (used in) financing activities	(151,750,488)
Net change in cash and cash equivalents	556,169
Cash and cash equivalents at beginning of period	895,189
Cash and cash equivalents at ending of period	$1,451,358
Supplemental disclosure of cash flow and non-cash information:
Distributions reinvested	$22,921,150
Distributions reinvested in AIP Alternative Lending Fund A	$23,002,432

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
8

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements
September 30, 2024

1.  Organization

AIP Alternative Lending Fund P (the "Fund") was organized under the laws of the State of Delaware as a statutory trust on June 14, 2017. The Fund commenced operations on October 1, 2018 and operates pursuant to an Agreement and Declaration of Trust (the "Trust Deed"). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company. The Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as such requirements are described in Note 2. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law.

The Fund is a "Feeder" fund in a "Master-Feeder" structure whereby the Fund invests substantially all of its assets in AIP Alternative Lending Fund A (the "Master Fund"). The Master Fund is a statutory trust organized under the laws of the State of Delaware and is registered under the 1940 Act as a closed-end, diversified management investment company (notwithstanding its compliance with Subchapter M diversification requirements).

The Master Fund's investment objective is to seek to provide total return with an emphasis on current income. The Fund invests substantially all of its assets in the Master Fund, which has the same investment objective and strategies as the Fund. The Master Fund seeks to achieve its investment objective by investing, primarily through the Trusts (as defined below), in alternative lending securities that generate interest or other income streams that the Adviser (as defined below) believes offer access to credit risk premium. Alternative lending securities are loans originated through non-traditional, or alternative, lending platforms ("Platforms") ("Loans") or securities that provide the Master Fund with exposure to such instruments ("Securities"). The alternative lending securities in which the Master Fund may invest are sourced through various alternative lending platforms as determined by the Investment Adviser. The Master Fund may invest in a broad range of alternative lending securities, including, but not limited to, (1) consumer loans, inclusive of specialty offerings such as education loans and elective medical loans; (2) small business loans, receivables and/or merchant cash advances, inclusive of specialty offerings such as purchasing and financing of future payment streams or asset-based financing; (3) specialty finance loans, including, but not limited to, automobile purchases, equipment finance, transportation leasing or real estate financing; (4) tranches of alternative lending securitizations, including, but not limited to, residual interests and/or majority-owned affiliates (MOAs); and (5) to a lesser extent, fractional interests in alternative lending securities and other types of equity, debt or derivative instruments that the Adviser believes are appropriate

As of September 30, 2024, the Fund had a 36.22% ownership interest in the Master Fund. The consolidated financial statements of the Master Fund, including the Consolidated Condensed Schedule of Investments, are attached to this report and should be read in conjunction with the Fund's financial statements.

The Master Fund invests through MPLI Capital Holdings, MPLI Capital Holdings II, MPLI Capital Holdings III, MPLI Capital Holdings IV, and MPLI Capital Holdings V (the "Trusts"), all of which are wholly-owned subsidiary trusts of the Master Fund. MPLI Capital Holdings V was organized under the laws of the State of Delaware as a statutory trust on November 1, 2024. Wilmington Savings Fund Society, FSB, serves as the

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
9

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

1.  Organization (continued)

trustee of the Trusts. The Trusts operate pursuant to separate trust agreements in order to achieve the Master Fund's investment objective, as previously described.

Morgan Stanley AIP GP LP (the "Adviser") serves as the Master Fund's investment adviser. The Adviser is a limited partnership formed under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an affiliate of Morgan Stanley and is responsible for providing day-to-day investment management services to the Master Fund, subject to the supervision of the Master Fund's Board of Trustees (each member a "Trustee" and, collectively, the "Board"). The Fund's Adviser and Board are the same as the Master Fund's.

The Board has overall responsibility for monitoring and overseeing the Adviser's implementation of the Fund's operations and investment program. A majority of the Trustees are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser.

2.  Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("US GAAP"). Such policies are consistently followed by the Fund in preparation of its financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services – Investment Companies," for the purpose of financial reporting. The preparation of the financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund's financial statements are stated in United States dollars.

Investment in the Fund

The Fund offers on a continuous basis through Morgan Stanley Distribution, Inc. (the "Distributor") up to 2,000,000 shares of beneficial interest ("Shares"). The initial closing date ("Initial Closing Date") for the public offering of Shares was October 1, 2018. Shares were offered during an initial public offering period which ended on the Initial Closing Date at an initial offering price of $1,000 per Share and have been offered in a continuous offering thereafter at the Fund's then current net asset value ("NAV") per Share. The Distributor may enter into selected dealer agreements with various brokers and dealers (in such capacity, "Service Agents") that have agreed to participate in the distribution of the Fund's Shares. The Distributor is an affiliate of the Adviser and may be affiliated with one of more Service Agents. Shares may be purchased as of the first business day of each month at the Fund's then current NAV per Share, plus any applicable sales load from the Distributor or Service Agent. Investors purchasing Shares in the Fund ("Shareholders") may be charged a sales load of up to 3% of the amount of the investor's purchase. The Distributor and/or a Service Agent may, in its discretion, waive the sales load for certain investors.

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
10

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Investment in the Fund (continued)

Shares are to be sold only to investors that represent that they are "accredited investors" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The Distributor and/or any Service Agent may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such Service Agent. The minimum initial investment in the Fund by any investor is $25,000, and the minimum additional investment in the Fund by any investor is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors.

No Shareholder has the right to require the Fund to redeem his, her, or its Shares. The Fund may, from time to time, repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times, amounts, and on those terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to Shares of the Master Fund. Each such similar offer by the Master Fund with respect to Shares of the Master Fund will generally apply to between 5% to 25% of the net assets of the Master Fund. In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser. The Adviser expects that, generally, it will recommend to the Board that the Master Fund offers to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. The Fund has no obligation to repurchase Shares at any time; however, in the event that it does repurchase Shares, there is no guarantee that the Fund will offer to repurchase Shares in an amount exceeding 5% of its net assets. Each repurchase offer will generally commence approximately 90 days prior to the applicable repurchase date. In determining whether to make a recommendation to the Board to conduct a repurchase offer at any such time or in determining whether to accept a recommendation from the Adviser at any such time, the Adviser and the Board, respectively, may consider the various factors, such as the timing of such offer and a variety of operational, business, and economic factors.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. Accordingly, Shareholders who tender shares may not have the total amount of those Shares repurchased by the Fund in a given period or over multiple periods. The Fund also has the right to repurchase all of a Shareholder's Shares at any time if, for any reason, the aggregate value of such Shareholder's Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund's Agreement and Declaration of Trust. In addition, the Fund has the right at any time to repurchase at NAV the Shares of a Shareholder, or any person acquiring Shares through a Shareholder, in accordance with the Agreement and Declaration of Trust and Section 23 of the 1940 Act and any applicable rules thereunder, including Rule 23c-2. The repurchase of Shares by the Fund may be a taxable event to Shareholders.

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
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ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Investment in the Master Fund

The Fund records its investment in the Master Fund at fair value, which is represented by the Fund's proportionate interest in the net assets of the Master Fund as of September 30, 2024. Valuation of Loans and Securities held by the Master Fund, including the Master Fund's disclosure of Investments under the three- tier hierarchy, is discussed in the notes to the Master Fund's consolidated financial statements. The performance of the Fund is directly affected by the performance of the Master Fund. The consolidated financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Refer to the accounting policies disclosed in the consolidated financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held on deposit and short-term highly liquid investments that are readily convertible to known amounts of cash and have maturities of three months or less. Investments in money markets are valued at fair value using the net asset value as the price and categorized as Level 1 securities as described in Note 3 of the Master Fund's consolidated financial statements. As of September 30, 2024, cash equivalents included investments in money market funds valued at $1,451,358. The Fund may maintain cash held on deposit at one or more financial institutions. The Fund is subject to credit risk should a financial institution be unable to fulfill its obligations.

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses, and realized and unrealized gains and losses are recorded monthly. The changes in fair value of the investment in the Master Fund are included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations. Realized gains (losses) from investment in the Master Fund is calculated using specific identification.

Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income tax is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net realized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of September 30, 2024. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction. Each of the four open tax years through the year ended September 30, 2024, remains subject to examination by major taxing authorities.

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
12

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Income Taxes (continued)

As of September 30, 2024, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$545,904,797
Gross tax unrealized appreciation	$(6,541,589)
Gross tax unrealized depreciation	—
Net tax unrealized appreciation/depreciation on investments	$(6,541,589)

At September 30, 2024, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed income	$—
Undistributed gains	—
Total undistributed income and gains	$—
Unrealized gain/(loss)	$(6,541,589)
Capital Loss Carryforward	(13,307,902)
Other book/tax differences	(31,265)
Total	$(19,880,756)

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is primarily attributable to mark-to-market ordinary gains (losses) under Internal Revenue Code Section 475.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the years ended September 30, 2024, and September 30, 2023 was as follows:

	2024	2023
Distributions paid from:
Net investment income	$6,718,504	$—
Capital gains	—	—
In excess of distributable earnings	31,030,425	46,712,985
Total	$37,748,929	$46,712,985

The amount and character of income and gains due to be distributed are determined in accordance with income tax regulations which may differ from US GAAP. These book/tax differences are either considered temporary or permanent in nature.

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
13

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Income Taxes (continued)

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of deductibility of certain expenses.

Permanent differences, primarily due to Net Operating Losses, resulted in the following reclassifications among the components of net assets as of September 30, 2024:

	Total Distributable Earnings	Paid-In Capital
Total	$(12,445,393)	$12,445,393

As of September 30, 2024, the Fund had available for federal income tax purposes the following unused capital loss that do not expire:

	Short-Term	Long-Term
Total	$—	$13,307,902

Distribution of Income and Gains

The Fund declares and pays distributions of all or a portion of its net investment income on a quarterly basis. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The Master Fund intends to be treated as a "dealer in securities" within the meaning of Section 475(c)(1) of the Code. Section 475 of the Code requires that a dealer must generally "mark to market" all the securities which it holds at the close of any taxable year. Any gain or loss realized or deemed realized with respect to a security held by a dealer, regardless of whether such gain or loss is realized as a result of an actual disposition or a deemed disposition under the mark-to-market rule, is generally treated as ordinary income or loss. The mark-to-market rule does not apply to any security held for investment that the dealer properly identifies as such.

In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests its assets in the Master Fund, which invests in Investments that are treated as indebtedness for U.S. tax purposes. As such, the Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Fund (the "DRIP"), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends, and capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends, and capital gain distributions in cash.

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
14

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

3.  Subscriptions Received in Advance

Subscriptions received in advance represent cash proceeds received by the Fund prior to year-end related to Shareholder subscriptions to be made effective October 1, 2024. As of September 30, 2024, the Fund had no subscriptions received in advance.

4.  Management Fee, Related Party Transactions and Other

The Fund bears all expenses incurred in the business of the Fund, as well as indirectly its pro rata portion of all expenses incurred by the Master Fund and certain ongoing costs associated with the Fund's continuous offering. The Fund does not pay the Adviser a management fee; however, as a holder of Shares of the Master Fund, the Fund and its Shareholders are indirectly subject to the management fees to be charged to the Master Fund by the Adviser.

The Adviser has contractually agreed, until at least February 1, 2025, to a reduction in fees payable to it and/or to reimburse the Master Fund, if necessary, if such fees would cause the total annual operating expenses to exceed 2.00% of the Master Fund's average annual Managed Assets (as defined below). In determining the actual amount of the fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from Fund expenses Platform Fees, Extraordinary Expenses and the following investment related expenses: foreign country tax expense and borrowing costs. "Extraordinary Expenses" are expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders. "Managed Assets" means the total assets of the Master Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Master Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Adviser has agreed, until at least February 1, 2025, to waive and/or reimburse the Fund's expenses (other than (i) the Fund's proportionate share of the management fees paid to the Adviser by the Master Fund, (ii) the Fund's proportionate share of the other expenses of the Master Fund and (iii) the Fund's Extraordinary Expenses) to the extent necessary in order to cap total annual fund expenses at 1.00% of the Fund's average annual net assets. The fee waiver and/or expense reimbursement will continue for at least one year or until such time as the Master Fund's Board acts to discontinue all or a portion of such waiver and/or reimbursement when it deems such action is appropriate. Pursuant to an Expense Reimbursement Agreement, to the extent that the Fund's expenses for the fiscal year fall below the Operating Expense Limit and the Adviser has previously waived management fees for any calendar month of that fiscal year, the Fund shall reimburse the Adviser in the amount necessary to bring the Fund's expenses up to the Operating Expense Limit. For the year ended September 30, 2024, the Adviser did not reimburse the Fund as the ordinary operating expenses were below 1.00% of the Fund's average annual net assets.

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
15

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

4.  Management Fee, Related Party Transactions and Other (continued)

The Fund pays the Distributor, and the Distributor pays each Service Agent, a monthly distribution and shareholder servicing fee of up to 0.0625% (0.75% on an annualized basis) of the NAV of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent. In exchange for this fee, the Service Agent provides distribution, marketing and/or sales support services. In addition, each Service Agent provides shareholder services such as assisting in establishing and maintaining accounts and records relating to clients that invest in Shares, responding to client inquiries relating to the services performed by the Service Agent, responding to routine inquiries from clients concerning their investments in Shares, assisting clients in changing account designations and addresses, assisting in processing client repurchase requests and providing such other similar services as permitted under applicable statutes, rules and regulations. In certain instances, a Service Agent may enter into an agreement with the Fund directly to provide shareholder services and the Fund may pay such Service Agent a fee for such services. For the year ended September 30, 2024, the Fund incurred shareholder servicing fees of $4,715,423, of which $716,995 was payable as of September 30, 2024.

U.S. Bancorp Fund Services, LLC ("USBFS") provides accounting and administrative services to the Fund. Under an administrative services agreement, USBFS is paid an administrative fee, computed and payable monthly at an annual rate based on the aggregate monthly total assets of the Fund.

U.S. Bank National Association ("USB N.A.") serves as the custodian to the Fund. Under a custody services agreement, USB N.A. is paid a custody fee monthly based on the average daily market value of any securities and cash held by the Fund.

UMB Fund Services, Inc. serves as the Fund's transfer agent. Transfer agent fees are payable monthly based on an annual base fee, annual per Shareholder account charges, and out-of-pocket expenses incurred by the transfer agent on the Fund's behalf.

5.  Market Risk

The value of an investment in the Fund is based on the market prices and values of the Fund's investments, which change regularly due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected and could adversely affect the value and liquidity of the Fund's investments, which may in turn impact the Fund's ability to sell alternative lending securities and/or its ability to repurchase its shares. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
16

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

5.  Market Risk (continued)

both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund's portfolio, as well as its ability to sell securities and/or meet redemptions. Any such event(s) or similar types of factors and developments may also adversely affect the financial performance of the Fund's investments (and, in turn, the Fund's investment results) and/or negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate preexisting risks to the Fund.

6.  Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
17

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

7.  Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders.

	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020
For a Share outstanding throughout the period:
Net asset value, beginning of period	$955.85	$1,032.21	$1,102.61	$1,014.81	$1,019.36
From investment operations:
Net investment income (loss) (a)	9.96	(8.79)	5.65	182.01	46.27
Net realized and unrealized gain (loss) from investments	6.20	(7.52)	(5.62)	132.04	5.07
Net increase (decrease) resulting from investment operations	16.16	(16.31)	0.03	314.05	51.34
Distributions to Shareholders from:
Net investment income	(9.98)	—	(7.62)	(141.34)	(47.51)
Realized gains	—	—	(3.57)	(84.91)	—
Return of capital	(46.08)	(60.05)	(59.24)	—	(8.38)
Total distributions to Shareholders	(56.06)	(60.05)	(70.43)	(226.25)	(55.89)
Net asset value, end of period	$915.95	$955.85	$1,032.21	$1,102.61	$1,014.81
Total return (b)	1.80%	(1.63%)	(0.07%)	32.76%	5.24%
Ratios to average net assets:
Total expenses before expense waivers and reimbursements (c)	6.91%	6.24%	3.14%	3.07%	4.85%
Total expenses after expense waivers and reimbursements (c)	6.91%	6.24%	3.14%	3.07%	4.85%
Net investment income (loss) (d)	19.59%	19.62%	14.44%	12.34%	18.78%
Portfolio turnover (e)	2.52%	2.26%	10.80%	60.96%	33.85%
Net assets, end of period (000s)	$539,750	$685,216	$832,112	$521,760	$183,712

(a)  Calculated based on average shares outstanding methodology during the period and excludes net investment income allocated from the Master Fund.

(b)  Total return assumes a subscription of a Share at the beginning of the period, reinvestment of all distributions during the period, and a sale of the share on the last day of the period, but does not reflect the impact of the sales load, if any, uncurred when the Share was purchased. Not annualized for periods less than one year.

(c)  Includes net expenses of the Master Fund.

(d)  Includes income and expenses of the Master Fund adjusted for distributions paid to the Fund.

(e)  The portfolio turnover rate reflects investment activity of the Master Fund.

The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder's return and ratios may vary from these returns and ratios due to the timing of Share transactions.

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
18

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

8.  Subsequent Events

Unless otherwise stated throughout the Notes to the Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the financial statements through the date the financial statements were available to be issued.

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
19

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

If applicable, a copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended June 30, is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund's first and third fiscal quarters on Form N-PORT. The Fund's Forms N-PORT are available on the Securities and Exchange Commission's website at http://www.sec.gov and Morgan Stanley's public website, www.morganstanley.com/im/shareholderreports. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

Important Tax Information (Unaudited)

The Fund designates up to a maximum of $6,718,504 as interest-related dividends.

The Fund designates up to a maximum of $0 as a long-term capital gain distribution.

The Fund designates up to a maximum of $6,718,504 as a dividend subject to 163(j).

20

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 06103 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019)

Kathleen A. Dennis c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since Jaunuary 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

21

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Richard G. Gould c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1959	Trustee	Since July 2024	Global Chief Executive Officer, CLSA Ltd. (2019-2021); Chief Executive Officer, Americas, CLSA Americas, LLC (20142021); Head of Global Sales, Bloomberg Tradebook, Bloomberg LP (2010-2014); Founding Member, Executive Vice President, Information Services Group (20062010); Managing Director, Morgan Stanley (1990-2006); Executive Director, International Portfolio Trading & Derivatives, Morgan Stanley (19881990); Vice President, International Portfolio Trading & Derivatives, Morgan Stanley (19861988; Equity Derivatives Trading, Lehman Brothers (1983-1986).	84	Global Management Committee Member, CLSA (2014-2020); Broking Executive Committee Member, CLSA (2014-2020).
Jakki L. Haussler c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, CEO, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008)	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee. Director of NVR, Inc. (home construction).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).

22

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

23

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frances L. Cashman c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1961	Trustee	Since March 2022	Chief Executive Officer, Asset Management Division, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicola (2005-2010).	88

Trustee and Investment Committee Member, Georgia Tech Foundation (since June 2019); Trustee, Member of Investment Committee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year:1955	Trustee	Since March 2022	Dean, Santa Clara University Leavey School of 78 Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc (residential community operator) (2016-2021); Director, NVR, Inc (homebuilding (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

24

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Managing Director of the Adviser (since January 2021) and Chief Compliance Officer of the Adviser of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary and Chief Legal Officer	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Christopher Auffenberg 100 Front Street, Suite 400 West Conshohocken, PA 19428 Birth Year: 1984	Vice President	Since May 2022	Chief Operating Officer of the Morgan Stanley Alternative Investment Partners Hedge Fund team and Executive Director of Morgan Stanley Investment Management Inc (since May 2022).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Advisor and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Trust: Kristina B. Magolis, and Francesca Mead.

The Fund's statement of additional information includes further information about the Fund's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (888) 322-4675.

25

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P

100 Front Street, Suite 400
West Conshohocken, PA 19428

Trustees

W. Allen Reed, Chairperson of the Board and Trustee
Frank L. Bowman
Frances L. Cashman
Kathleen A. Dennis
Nancy C. Everett
Eddie A. Grier
Richard G. Gould
Jakki L. Haussler
Dr. Manual H. Johnson
Michael F. Klein
Patricia A. Maleski

Officers

John H. Gernon, President and Principal Executive Officer
Christopher Auffenberg, Vice President
Michael J. Key, Vice President
Deidre Downes, Chief Compliance Officer
Francis J. Smith, Treasurer and Principal Financial Officer
Mary E. Mullin, Secretary

Investment Adviser

Morgan Stanley AIP GP LP
100 Front Street, Suite 400
West Conshohocken, PA 19428

Administrator and Fund Accounting Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, MK-WI-S302
Milwaukee, WI 53212

Transfer Agent

UMB Fund Services, Inc.
235 W Galena Street
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Commerce Square
2005 Market Street
Suite 700
Philadelphia, PA 19103

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Morgan, Lewis and Bockius LLP
One State Street
Hartford, CT 06103

26

ALTERNATIVE INVESTMENT PARTNERS
AIP ALTERNATIVE LENDING FUND A Consolidated Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended September 30, 2024

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Financial Statements with Report of
Independent Registered Public Accounting Firm
For the Year Ended September 30, 2024

Contents

Management's Discussion of Fund Performance (Unaudited)	1
Report of Independent Registered Public Accounting Firm	4
Audited Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities	5
Consolidated Statement of Operations	6
Consolidated Statements of Changes of Net Assets	7
Consolidated Statement of Cash Flows	8
Consolidated Condensed Schedule of Investments.	9
Notes to Consolidated Financial Statements	14
Investment Advisory Agreement Approval (Unaudited)	30
Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)	33
Quarterly Portfolio Schedule (Unaudited)	33
Important Tax Information (Unaudited)	33
U.S. Privacy Policy (Unaudited)	34
Information Concerning Trustees and Officers (Unaudited)	37

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Management's Discussion of Fund Performance (Unaudited)

AIP Alternative Lending Fund A's (the "Fund") investment objective is to seek to provide total return with an emphasis on current income.

The Fund seeks to achieve its investment objective by investing in alternative lending securities that generate interest or other income streams that Morgan Stanley AIP GP LP (the "Investment Adviser") believes offer access to credit risk premium. Alternative lending securities are loans originated through non-traditional, or alternative, lending platforms or securities that provide the Fund with exposure to such instruments. The "credit risk premium" is the difference in return between obligations viewed as low risk, such as high-quality, short-term government debt securities, and securities issued by private entities or other entities which are subject to credit risk. The credit risk premium is positive when interest payments or other income streams received in connection with a pool of alternative lending securities, minus the principal losses experienced by the pool, exceed the rate of return for risk-free obligations. By investing in alternative lending securities, the Fund is accepting the risk that some borrowers will not repay their loans or otherwise meet their obligations as expected in exchange for the expected returns associated with the receipt of interest payments and repayment of principal and/or other income streams by those that do. There is no assurance that the credit risk premium will be positive for the Fund's investments at any time or on average and over time. However, the Fund seeks to benefit over the long-term from the difference between the amount of interest and principal received and/or other income streams and losses experienced.

The alternative lending securities in which the Fund may invest are sourced through various alternative lending platforms as determined by the Investment Adviser. The Fund may invest in a broad range of alternative lending securities, including, but not limited to, (1) consumer loans, inclusive of specialty offerings such as education loans and elective medical loans; (2) small business loans, receivables and/or merchant cash advances, inclusive of specialty offerings such as purchasing and financing of future payment streams or asset-based financing; (3) specialty finance loans, including, but not limited to, automobile purchases, equipment finance, transportation leasing or real estate financing; (4) tranches of alternative lending securitizations, including, but not limited to, residual interests and/or majority-owned affiliates (MOAs); and (5) to a lesser extent, fractional interests in alternative lending securities and other types of equity, debt or derivative instruments that the Investment Adviser believes are appropriate. The Fund may also invest in both rated senior classes of asset-backed securities as well as residual interests in pools of alternative lending loans or securitizations.

Performance Discussion

	Total Returns[1]
	One Year	Annualized Since Inception[2]
AIP Alternative Lending Fund A	2.75%	8.19%

1.  Total returns assume reinvestment of all distributions.

2.  The Fund commenced operations on October 1, 2018.

ALTERNATIVE INVESTMENT PARTNERS

The chart below illustrates the growth of a hypothetical $50,000 investment in the Fund from its inception date of October 1, 2018, through September 30, 2024.

During the twelve-month period ended September 30, 2024, the Fund posted positive absolute performance (2.75%), but underperformed traditional fixed income assets such as the Bloomberg US Aggregate Bond Index (+11.6%.).

The loan portfolio generated a positive return during the fiscal year, as tighter lending standards and elevated coupon rates contributed to improved credit performance. Following substantial credit tightening, the 30+ day delinquency rate for consumer loans as a percentage of outstanding principal broadly stabilized during the 2024 fiscal year, after progressively increasing for much of the prior two years. The Fund's negotiated purchase incentives, which typically comprised payments to the Fund for purchase above agreed volumes over agreed periods of time and/or risk sharing should returns and/or charge-offs deviate from agreed thresholds, also supported the Fund's return objectives and performance outlook.

While levels of delinquency remain elevated, we believe the stabilization witnessed during the fiscal year is a necessary precursor to a potentially persistent delinquency decline. Of note, macroeconomic headwinds that negatively impacted the strategy have dissipated: punishing inflation moderated, the U.S. returned to an environment of positive real wage growth. Concurrently, the labor market remains supportive, and consumer spending remains resilient. Furthermore, the U.S. Federal Reserve's shift to a more dovish posture could provide a tailwind to the Fund's strategy in the form of positive loan repricing, should consumer lending platforms decrease coupon rates on new loan originations as the Fed cuts benchmark rates. Lower benchmark rates also reduce the costs of leverage, while making debt burdens more manageable for consumers.

Distributions

The Fund intends to declare and pay distributions of all or a portion of its net investment income on a quarterly basis and to distribute annually any realized capital gains. In addition, such distributions may include a return of capital.

ALTERNATIVE INVESTMENT PARTNERS

Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund, and the Fund's use of hedging. To permit the Fund to maintain a more stable quarterly distribution, the Fund may, from time to time, distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's net asset value, and, correspondingly, distributions from the Fund's income will reduce the Fund's net asset value.

Although there is no assurance that the Fund will be able to maintain a certain level of distributions, the Fund intends to declare and pay distributions of all or a portion of its net investment income on a quarterly basis and to distribute any realized capital gains at least annually. During the fiscal year, the Fund distributed $65.51 per share (a combined 7.00% of net asset value per share on the applicable record dates) to shareholders, the tax character of which will be reported to shareholders in their 2024 Form 1099 issued in February 2025.

Final Remarks

As a primarily consumer-focused private credit opportunity, alternative lending may diversify an investor's traditional and private corporate credit allocations. We believe that the Fund's inception-to-date performance on both an absolute basis and relative to traditional assets supports this assertion. Alternative lending's yield, duration, and amortization characteristics continue to stand in stark contrast to most corporate debt. For these and other reasons, we believe that alternative lending can play an important role in investors' portfolios through the cycle.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AIP Alternative Lending Fund A

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AIP Alternative Lending Fund A (the "Fund"), including the consolidated condensed schedule of investments, as of September 30, 2024, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at September 30, 2024, the consolidated results of its operations and its cash flows for the year then ended and the consolidated changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodians and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Philadelphia, Pennsylvania
November 27, 2024

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Statement of Assets and Liabilities
September 30, 2024

Assets
Investments in loans, at fair value (cost $2,252,587,589)	$1,900,986,803
Investments in securities, at fair value (cost $18,916,985)	1,657,084
Unrealized appreciation on risk share contracts	12,713,988
Cash and cash equivalents	124,715,790
Restricted cash	39,357,641
Deposits for issuing loans	32,000
Interest receivable	29,199,838
Paydown receivable	10,002,410
Receivable for fund investments sold	137,970
Incentive fees receivable	1,156,948
Other assets	1,366,164
Total assets	2,121,326,636
Liabilities
Lines of credit payable	500,000,000
Payable for share repurchases	112,072,036
Distribution payable	10,058,181
Interest payable	2,996,462
Management fees payable	2,602,035
Loan servicing fees payable	1,113,052
Unrealized depreciation on risk share contracts	656,183
Due to counterparty	230,716
Accrued expenses and other liabilities	2,618,137
Total liabilities	632,346,802
Net assets	$1,488,979,834
Net assets consist of:
Net capital	$1,494,180,509
Total distributable earnings (loss)	(5,200,675)
Net assets	$1,488,979,834
Net asset value per share:
1,626,498.760 shares issued and outstanding, no par value, 3,500,000 registered shares	$915.45

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Statement of Operations
For the Year Ended September 30, 2024

Investment Income
Interest income	$436,834,986
Dividend income	8,825,812
Other income	18,472,586
Total investment income	464,133,384
Expenses
Interest expense	48,248,169
Loan servicing fees	30,288,650
Management fees	17,927,550
Credit facility expenses	2,966,497
Accounting and administration fees	1,547,027
Valuation agent fees	1,114,039
Professional fees	943,949
Custody fees	782,019
Transfer agent fees	240,418
Trustees fees	102,167
Other expenses	347,607
Total expenses	104,508,092
Net investment income (loss)	359,625,292
Realized and unrealized gain (loss) from investments
Net realized gain (loss) on investments in loans	(377,269,035)
Net realized gain (loss) on investments	(377,269,035)
Net change in unrealized appreciation/depreciation on investments in loans	52,595,861
Net change in unrealized appreciation/depreciation on investments in securities	(3,466,462)
Net change in unrealized appreciation/depreciation on investments in risk share contracts	12,057,805
Net change in unrealized appreciation/depreciation on investments	61,187,204
Net realized and unrealized gain (loss) from investments	(316,081,831)
Net increase (decrease) in net assets resulting from operations	$43,543,461

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Statements of Changes in Net Assets

For the year ended September 30, 2023
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$452,861,103
Net realized gain (loss) from investments	(369,095,757)
Net change in unrealized appreciation/depreciation on investments	(101,340,664)
Net increase (decrease) in net assets resulting from operations	(17,575,318)
Distributions to shareholders from:
Distributions in excess of distributable earnings	(155,605,843)
Total distributions	(155,605,843)
Shareholder transactions:
Subscriptions (representing 130,580.988 shares)	130,224,323
Distributions reinvested (representing 77,724.441 shares)	76,969,149
Repurchases (representing 550,413.090 shares)	(544,727,282)
Net increase (decrease) in net assets from shareholder transactions	(337,533,810)
Total increase (decrease) in net assets	(510,714,971)
Net assets, beginning of year (representing 2,360,763.091 shares)	2,440,812,659
Net assets, end of year (representing 2,018,655.430 shares)	$1,930,097,688
For the year ended September 30, 2024
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$359,625,292
Net realized gain (loss) from investments	(377,269,035)
Net change in unrealized appreciation/depreciation on investments	61,187,204
Net increase (decrease) in net assets resulting from operations	43,543,461
Distributions to shareholders from:
Distributions resulting from operations	(34,744,353)
Distributions in excess of distributable earnings	(87,359,772)
Total distributions	(122,104,125)
Shareholder transactions:
Subscriptions (representing 33,706.152 shares)	30,511,649
Distributions reinvested (representing 64,543.119 shares)	59,260,829
Repurchases (representing 490,405.941 shares)	(452,329,668)
Net increase (decrease) in net assets from shareholder transactions	(362,557,190)
Total increase (decrease) in net assets	(441,117,854)
Net assets, beginning of period (representing 2,018,655.430 shares)	1,930,097,688
Net assets, end of period (representing 1,626,498.760 shares)	$1,488,979,834

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Statement of Cash Flows
For the Year Ended September 30, 2024

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$43,543,461
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss from investments	377,269,035
Net change in unrealized appreciation/depreciation on investments	(61,187,204)
Purchases of investments in loans	(1,008,918,147)
Proceeds from principal payments from investments in loans	1,297,191,384
Proceeds from principal payments from investments in securities	1,332,331
Proceeds from sales of investments in loans	56,127,710
Accretion of discount	(72,625)
(Increase) decrease in interest receivable	11,791,473
(Increase) decrease in paydown receivable	(2,978,269)
(Increase) decrease in incentive fees receivable	386,716
(Increase) decrease in receivable for fund investments sold	2,515
(Increase) decrease in other assets	515,744
Increase (decrease) in payable for purchases of investments in loans	(1,064,579)
Increase (decrease) in interest payable	(1,867,330)
Increase (decrease) in loan servicing fees payable	(691,611)
Increase (decrease) in management fees payable	(905,777)
Increase (decrease) in due to counterparty	230,716
Increase (decrease) in accrued expenses and other liabilities	(251,165)
Net cash provided by (used in) operating activities	710,454,378
Cash flows from financing activities
Repayments on lines of credit	(235,000,000)
Subscriptions	30,511,649
Distributions	(122,104,125)
Increase (decrease) in distribution payable	(10,191,579)
Reinvestments	59,260,829
Repurchases	(452,329,668)
Increase (decrease) in payable for share repurchases	10,487,952
Net cash provided by (used in) financing activities	(719,364,942)
Net change in cash, cash equivalents, restricted cash and deposits for issuing loans	(8,910,564)
Cash, cash equivalents, restricted cash, and deposits for issuing loans at beginning of period	173,015,995
Cash, cash equivalents, restricted cash, and deposits for issuing loans at end of period	$164,105,431
Supplemental disclosure of cash flow and non-cash information:
Cash paid during the period for interest	$50,115,499
Distributions reinvested	$59,260,829

The following tables provides a reconciliation of cash, cash equivalents, restricted cash, and deposits for issuing loans reported within the Consolidated Statement of Assets and Liabilities that sum to the total of the same amount above as of September 30, 2024:

Cash and cash equivalents	$124,715,790
Restricted cash	39,357,641
Deposits for issuing loans	32,000
Total cash and cash equivalents, restricted cash, and deposits for issuing loans as of September 30, 2024	$164,105,431

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Condensed Schedule of Investments
September 30, 2024

	Platform	Original Acquisition Date	Principal Amount	Cost	Fair Value
LOANS – 127.67% (a)
Consumer Loans – 118,60%
United States – 118.60%
Total Consumer Loans, 20.08%. 11/01/2020 - 7/31/2030 (b)(c)(d)	Lending Club, Lending Point, Marlette, Prosper, SoFi, Upgrade, Upstart		$2,090,619,429	$2,090,542,634	$1,765,954,650
Small Business Loans – 9.07%
United States – 9.07%
8205801, 5.42%, 3/20/2026 (e)	Square	9/24/2024	112,190	103,771	103,824
8161113, 5.13%, 3/6/2026 (e)	Square	9/10/2024	107,383	99,734	99,932
8209687, 4.79%, 3/23/2026 (e)	Square	9/25/2024	106,543	99,415	99,454
8127635, 4.77%, 2/27/2026 (e)	Square	8/29/2024	103,270	96,361	96,851
8124387, 5.39%, 2/26/2026 (e)	Square	8/28/2024	102,457	94,768	95,791
8157484, 6.17%, 3/5/2026 (e)	Square	9/09/2024	104,286	95,477	95,560
8116616, 5.9%, 2/23/2026 (e)	Square	8/27/2024	100,767	92,559	94,268
8114345, 5.71%, 2/22/2026 (e)	Square	8/26/2024	99,153	91,314	92,927
8174180, 4.79%, 3/11/2026 (e)	Square	9/13/2024	99,251	92,611	92,792
8159033, 4.79%, 3/6/2026 (e)	Square	9/10/2024	98,286	91,711	91,900
8086373, 4.77%, 2/14/2026 (e)	Square	8/16/2024	97,149	90,650	91,412
8123312, 5.33%, 2/26/2026 (e)	Square	8/28/2024	104,010	96,293	91,305
8104735, 5.33%, 2/20/2026 (e)	Square	8/22/2024	97,322	90,097	90,985
8173948, 5.13%, 3/11/2026 (e)	Square	9/13/2024	97,233	90,306	90,443
8079435, 4.77%, 2/12/2026 (e)	Square	8/14/2024	95,003	88,647	89,455
8086600, 5.52%, 2/14/2026 (e)	Square	8/16/2024	94,664	87,407	88,433
8006058, 5.08%, 1/18/2026 (e)	Square	7/22/2024	91,489	84,994	85,859
8030003, 5.08%, 1/26/2026 (e)	Square	7/30/2024	90,480	84,057	85,317
8216819, 4.79%, 3/25/2026 (e)	Square	9/27/2024	89,381	83,402	83,430
8042633, 5.9%, 1/31/2026 (e)	Square	8/02/2024	88,658	81,436	83,195
8183757, 5.68%, 3/13/2026 (e)	Square	9/17/2024	90,105	83,054	83,073
8195205, 5.93%, 3/18/2026 (e)	Square	9/20/2024	90,423	83,057	83,059
8214659, 5.13%, 3/24/2026 (e)	Square	9/26/2024	88,816	82,489	82,527
8030439, 5.33%, 1/26/2026 (e)	Square	7/30/2024	87,454	80,962	82,349
7991878, 5.08%, 1/16/2026 (e)	Square	7/18/2024	86,236	80,113	81,384
8086841, 5.52%, 2/14/2026 (e)	Square	8/16/2024	85,911	79,325	80,849

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Condensed Schedule of Investments (continued)
September 30, 2024

	Platform	Original Acquisition Date	Principal Amount	Cost	Fair Value
LOANS (continued)
Small Business Loans – 9.07%
United States (continued)
8105463, 4.77%, 2/20/2026 (e)	Square	8/22/2024	$85,140	$79,444	$80,044
8160507, 5.93%, 3/6/2026 (e)	Square	9/10/2024	86,895	79,817	79,962
8188040, 5.93%, 3/16/2026 (e)	Square	9/18/2024	86,858	79,783	79,867
8178857, 4.79%, 3/12/2026 (e)	Square	9/16/2024	85,374	79,662	79,789
8148843, 6.18%, 3/3/2026 (e)	Square	9/05/2024	86,733	79,393	79,448
8124038, 5.08%, 2/26/2026 (e)	Square	8/28/2024	84,681	78,669	79,425
8169053, 4.79%, 3/10/2026 (e)	Square	9/12/2024	84,589	78,930	79,075
8222966, 5.13%, 3/26/2026 (e)	Square	9/30/2024	84,799	78,758	78,700
7902435, 4.78%, 12/17/2025 (e)	Square	6/20/2024	84,645	78,983	78,576
8058812, 5.52%, 2/5/2026 (e)	Square	8/07/2024	82,961	76,602	78,333
7971425, 4.77%, 1/9/2026 (e)	Square	7/11/2024	82,601	77,075	78,127
8025952, 4.77%, 1/25/2026 (e)	Square	7/29/2024	82,002	76,515	77,293
8169501, 5.13%, 3/10/2026 (e)	Square	9/12/2024	82,419	76,547	76,691
8062249, 5.33%, 2/6/2026 (e)	Square	8/08/2024	80,950	74,940	75,851
8173318, 5.13%, 3/11/2026 (e)	Square	9/13/2024	81,377	75,580	75,662
8158106, 4.79%, 3/5/2026 (e)	Square	9/09/2024	80,532	75,144	75,306
8062416, 5.33%, 2/6/2026 (e)	Square	8/08/2024	87,535	81,036	75,013
8035174, 5.33%, 1/29/2026 (e)	Square	7/31/2024	79,011	73,145	74,568
8080232, 5.33%, 2/12/2026 (e)	Square	8/14/2024	79,243	73,360	74,555
7928331, 5.53%, 12/26/2025 (e)	Square	6/28/2024	80,223	74,073	74,516
8043152, 5.52%, 1/31/2026 (e)	Square	8/02/2024	79,524	73,428	74,381
8126320, 4.77%, 2/27/2026 (e)	Square	8/29/2024	79,051	73,763	74,043
Other Small Business Loans, 5.31%, 10/4/2019 - 3/26/2026 (c)(d)(f)	Funding Circle, Square		170,148,219	158,026,298	130,996,554
Total Small Business Loans				162,044,955	135,032,153
TOTAL LOANS				2,252,587,589	1,900,986,803

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Condensed Schedule of Investments (continued)
September 30, 2024

	Original Acquisition Date	Shares	Cost	Fair Value
INVESTMENTS IN SECURITIES – 0.11%
ASSET-BACKED SECURITIES – 0.11% (g)
United States – 0.11%
MFT 2021-1A CERT 06/16/2031 (h)	5/05/2021	18,703	$366,717	$405,913
UPST 2021-4 CERT 09/20/2031 (c)(h)	9/24/2021	12,794	6,842,493	1,203,126
Other Asset-Backed Securities, 9/15/2025-5/20/2032 (c)(h)		97,538	11,707,775	48,045
TOTAL ASSET-BACKED SECURITIES			18,916,985	1,657,084
TOTAL INVESTMENTS IN SECURITIES			18,916,985	1,657,084
TOTAL INVESTMENTS – 127.78%			2,271,504,574	1,902,643,887
LIABILITIES IN EXCESS OF OTHER ASSETS – (27.78)%				(413,664,053)
TOTAL NET ASSETS – 100.00%				$1,488,979,834

Percentages are stated as a percent of net assets.

(a)  Investments in Loans are fair valued by the Adviser pursuant to the Fund's valuation policies and procedures, which have been adopted by the Board. Fair value is determined using significant unobservable inputs.

(b)  Consumer loans may include student loans, loans pledged as collateral for Trust's lines of credit, and variable interest rate loans.

(c)  Category contains non-income producing securities.

(d)  Rate presented is a weighted average interest rate for loans in this category.

(e)  Rate shown is based on an 18-month maturity date.

(f)  Small business loans may include: rates based on an 18-month maturity date.

(g)  Investments in asset backed securities are fair valued by the Adviser pursuant to the Fund's valuation policies and procedures, which have been adopted by the Board. Fair value is determined using significant unobservable inputs.

(h)  Represents equity tranche.

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Condensed Schedule of Investments (continued)
September 30, 2024

Open Risk Share Contracts

Description: Consumer Loans - United States

Type: Receive

Strike: Actual losses greater than expected losses

Reference Entity Investment	Counterparty	Reference Entity Vintage	Reference Entity Interest Rate Range		Reference Entity Maturity Date Range	Notional Value	Unrealized Appreciation (Depreciation)
Contract 1(1)(2)	A	May 1, 2024 - September 30, 2024	5.82	% - 32.39%	May 22, 2027 - April 1, 2030	91,152,962	$5,127,656
Contract 2(1)(2)	B	October 1, 2023 - October 31, 2023	4.75	% - 32.80%	May 1, 2024 - April 22, 2031	6,569,777	(97,556)
Contract 3(1)(2)	B	November 1, 2023 - November 30, 2023	4.43	% - 30.61%	May 26, 2024 - July 12, 2030	4,763,127	—
Contract 4(1)(2)	B	December 1, 2023 - December 31, 2023	5.53	% - 31.36%	September 26, 2024 - December 17, 2029	3,835,529	(54,083)
Contract 5(1)(2)	B	January 1, 2024 - January 31, 2024	5.53	% - 31.36%	September 24, 2024 - June 1, 2030	5,475,409	(71,295)
Contract 6(1)(2)	B	February 1, 2024 - February 29, 2024	5.59	% - 29.52%	September 14, 2024 - July 19, 2030	6,759,217	(82,453)
Contract 7(1)(2)	B	March 1, 2024 - March 31, 2024	5.60	% - 31.36%	September 1, 2024 - April 10, 2030	7,358,606	(57,481)
Contract 8(1)(2)	B	April 1, 2024 - April 30, 2024	5.88	% - 31.94%	September 1, 2024 - April 15, 2030	10,105,906	(65,736)
Contract 9(1)(2)	B	May 1, 2024 - May 31, 2024	5.18	% - 32.51%	April 22, 2027 - August 1, 2030	9,153,040	(57,279)
Contract 10(1)(2)	B	June 1, 2024 - June 30, 2024	4.90	% - 32.52%	December 5, 2024 - April 25, 2030	9,506,810	(56,501)
Contract 11(1)(2)	B	July 1, 2024 - July 30, 2024	3.49	% - 31.94%	June 15, 2027 - January 18, 2030	9,888,979	(57,635)
Contract 12(1)(2)	B	August 1, 2024 - August 31, 2024	4.65	% - 31.94%	March 5, 2027 - November 20, 2029	10,298,312	(56,164)
Contract 13(1)(2)	C	June 1, 2023 - June 30, 2023	18.22	% - 29.79%	May 18, 2026 - July 12, 2028	11,245,611	354,665
Contract 14(1)(2)	C	July 1, 2023 - July 31, 2023	18.54	% - 29.79%	June 19, 2026 - September 8, 2028	12,338,021	385,586
Contract 15(1)(2)	C	August 1, 2023 - August 31, 2023	6.00	% - 29.79%	August 14, 2025 - October 2, 2028	12,594,309	305,379
Contract 16(1)(2)	C	September 1, 2023 - September 30, 2023	6.00	% - 30.26%	September 13, 2025 - October 13, 2028	13,825,247	487,923
Contract 17(1)(2)	C	October 1, 2023 - October 31, 2023	6.00	% - 30.23%	October 27, 2025 - November 10, 2028	14,809,846	583,721
Contract 18(1)(2)	C	November 1, 2023 - November 30, 2023	20.95	% - 30.21%	November 1, 2025 - December 4, 2028	14,596,482	375,473
Contract 19(1)(2)	C	December 1, 2023 - December 31, 2023	6.00	% - 30.22%	November 20, 2026 - January 5, 2029	15,457,342	368,003
Contract 20(1)(2)	C	February 1, 2024 - February 29, 2024	21.72	% - 30.22%	February 7, 2027 - April 26, 2029	8,355,857	366,697
Contract 21(1)(2)	C	March 1, 2024 - March 31, 2024	21.72	% - 30.22%	March 4, 2026 - April 11, 2029	17,043,853	740,682
Contract 22(1)(2)	C	April 1, 2024 - April 30, 2024	19.35	% - 30.22%	April 5, 2026 - May 2, 2029	17,416,671	732,936
Contract 23(1)(2)	C	May 1, 2024 - May 31, 2024	6.00	% - 30.22%	May 14, 2026 - June 5, 2029	18,036,296	732,447

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Condensed Schedule of Investments (continued)
September 30, 2024

Reference Entity Investment	Counterparty	Reference Entity Vintage	Reference Entity Interest Rate Range		Reference Entity Maturity Date Range	Notional Value	Unrealized Appreciation (Depreciation)
Contract 24(1)(2)	C	June 1, 2024 - June 30, 2024	6.00	% - 30.22%	May 19, 2027 - July 6, 2029	18,359,037	$636,146
Contract 25(1)(2)	C	July 1, 2024 - July 31, 2024	21.72	% - 30.26%	June 17, 2027 - August 15, 2029	18,952,290	620,293
Contract 26(1)(2)	C	August 1, 2024 - August 31, 2024	21.72	% - 30.23%	August 16, 2026 - August 31, 2029	19,427,761	599,210
Contract 27(1)(2)	C	September 1, 2024 - September 30, 2024	21.72	% - 30.22%	August 19, 2027 - September 30, 2029	9,947,048	297,171
							$12,057,805

(1)  Contract is non-income producing and is fair valued by a third-party valuation specialist pursuant to procedures approved by the Board of Trustees. Value is determined using significant unobservable inputs.

(2)  Contract is restricted to resale. The aggregate value of these contracts is $12,057,805 which represents 0.81% of net assets.

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements
September 30, 2024

1.  Organization

AIP Alternative Lending Fund A (the "Fund") was organized under the laws of the State of Delaware as a statutory trust on June 14, 2017. The Fund commenced operations on October 1, 2018 and operates pursuant to an Agreement and Declaration of Trust (the "Trust Deed"). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company. The Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as such requirements are described in Note 2. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law.

The Fund is a "Master" fund in a "Master-Feeder" structure whereby the feeder funds invest substantially all of their assets in the Fund. AIP Alternative Lending Fund P ("ALF P"), Riverview Alternative Lending Fund (Cayman) L.P. ("ALF C"), JSS Alternative Investments FCP (RAIF) ("JSS ALF"), and several Japanese Alternative Lending Funds ("Japanese ITMs") (collectively "Feeder Funds") are feeder funds to the Fund. ALF P is a statutory trust organized under the laws of the State of Delaware and is registered under the 1940 Act as a closed-end, diversified management investment company (notwithstanding its compliance with Subchapter M diversification requirements). ALF C is a Cayman Islands exempted limited partnership. JSS ALF is a reserved alternative investment fund in the form of an open-ended common investment fund under Luxembourg law. The Japanese ITMs are structured as Japanese unit type investment trust management funds.

As of September 30, 2024, ALF P, ALF C, JSS ALF, and Japanese ITMs represented 36.22%, 30.99%, 11.67%, and 3.17%, of the Fund's net assets, respectively.

The Fund's investment objective is to seek to provide total return with an emphasis on current income. The Fund seeks to achieve its investment objective by investing, primarily through the Trusts (as defined below), in alternative lending securities that generate interest or other income streams that the Adviser (as defined below) believes offer access to credit risk premium. Alternative lending securities are loans originated through non-traditional, or alternative, lending platforms ("Platforms") ("Loans") or securities that provide the Fund with exposure to such instruments ("Securities"). The alternative lending securities in which the Fund may invest are sourced through various alternative lending platforms as determined by the Investment Adviser. The Fund may invest in a broad range of alternative lending securities, including, but not limited to, (1) consumer loans, inclusive of specialty offerings such as education loans and elective medical loans; (2) small business loans, receivables and/or merchant cash advances, inclusive of specialty offerings such as purchasing and financing of future payment streams or asset-based financing; (3) specialty finance loans, including, but not limited to, automobile purchases, equipment finance, transportation leasing or real estate financing; (4) tranches of alternative lending securitizations, including, but not limited to, residual interests and/or majority-owned affiliates (MOAs); and (5) to a lesser extent, fractional interests in alternative lending securities and other types of equity, debt or derivative instruments that the Adviser believes are appropriate.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

1.  Organization (continued)

The Fund invests through MPLI Capital Holdings, MPLI Capital Holdings II, MPLI Capital Holdings III, MPLI Capital Holdings IV, and MPLI Capital Holdings V (the "Trusts"), all of which are wholly-owned subsidiary trusts of the Fund. MPLI Capital Holdings V was organized under the laws of the State of Delaware as a statutory trust on November 1, 2024. Wilmington Savings Fund Society, FSB, serves as the trustee of the Trusts. The Trusts operate pursuant to separate trust agreements in order to achieve the Fund's investment objective, as previously described.

Morgan Stanley AIP GP LP (the "Adviser") serves as the Fund's investment adviser. The Adviser is a limited partnership formed under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an affiliate of Morgan Stanley and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund's Board of Trustees (each member a "Trustee" and, collectively, the "Board").

The Board has overall responsibility for monitoring and overseeing the Adviser's implementation of the Fund's operations and investment program. A majority of the Trustees are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser.

2.  Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("US GAAP"). Such policies are consistently followed by the Fund in preparation of its consolidated financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services – Investment Companies," for the purpose of financial reporting. The preparation of the consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund's consolidated financial statements are stated in United States dollars.

The Fund consolidates the Trusts and has included all of the assets and liabilities and revenues and expenses of the Trusts in the accompanying consolidated financial statements. Intercompany balances have been eliminated through consolidation, as applicable. The accompanying consolidated financial statements of the Fund include the accounts of the Fund and of the Trusts for the year ended September 30, 2024.

Investment in the Fund

The Fund offers on a continuous basis through Morgan Stanley Distribution, Inc. (the "Distributor") up to 3,500,000 shares of beneficial interest ("Shares"). The initial closing date ("Initial Closing Date") for the public offering of Shares was October 1, 2018. Shares were offered during an initial public offering period which ended on the Initial Closing Date at an initial offering price of $1,000 per Share and have been offered in a continuous offering thereafter at the Fund's then current net asset value ("NAV") per Share. Shares may be purchased as of the first business day of each month at the Fund's then current NAV per Share from the Distributor or through a registered investment adviser ("RIA") that has entered into an arrangement with the

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Investment in the Fund (continued)

Distributor for such RIA to offer Shares in conjunction with a "wrap" fee, asset allocation or other managed asset program sponsored by RIA. The Distributor is an affiliate of the Adviser. Investors purchasing Shares in the Fund ("Shareholders") will not be charged a sales load.

Shares are to be sold only to investors that represent that they are "accredited investors" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The minimum initial investment in the Fund by any investor is $25,000, and the minimum additional investment in the Fund by any investor is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Any such RIA may impose additional eligibility requirements on investors who purchase Shares through such RIA.

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to redeem their Shares. The Fund may, from time to time, offer to repurchase Shares in accordance with written tenders by Shareholders at those times, and on those terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer will generally apply to approximately 5% to 25% of the net assets of the Fund. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Adviser. The Adviser expects that, generally, it will recommend to the Board that the Fund offers to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. The Fund has no obligation to repurchase Shares at any time; however, in the event that it does repurchase Shares, there is no guarantee that the Fund will offer to repurchase Shares in an amount exceeding 5% of its net assets. Each repurchase offer will generally commence approximately 90 days prior to the applicable repurchase date. In determining whether to make a recommendation to the Board to conduct a repurchase offer at any such time or in determining whether to accept a recommendation from the Adviser at any such time, the Adviser and the Board, respectively, may consider the various factors, such as the timing of such offer and a variety of operational, business, and economic factors.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. Accordingly, Shareholders who tender shares may not have the total amount of those Shares repurchased by the Fund in a given period or over multiple periods. The Fund also has the right to repurchase all of a Shareholder's Shares at any time if, for any reason, the aggregate value of such Shareholder's Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund's Agreement and Declaration of Trust. In addition, the Fund has the right at any time to repurchase at NAV the Shares of a Shareholder, or any person acquiring Shares through a Shareholder, in accordance with the Agreement and Declaration of Trust and Section 23 of the 1940 Act and any applicable rules thereunder, including Rule 23c-2. The repurchase of Shares by the Fund may be a taxable event to Shareholders.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Portfolio Valuation

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

As of September 30, 2024, approximately 99.3% of the Fund's portfolio was comprised of investments in Loans. The remainder of the portfolio was invested in Securities and Risk Share Contracts.

The Fund uses a third-party valuation agent for purposes of providing an estimate of the fair valuation of the Investments, which is one factor that the Adviser considers in making a determination with respect to the fair value of the Investments. Among other factors that may be considered are significant events, the performance of similar loans originated by the Platforms, and the results of the Adviser's due diligence and valuation control procedures. The valuations received from the independent valuation agent rely on portfolio holdings and related data provided by the Fund, or its authorized third parties, and public, financial, and industry source information without independent verification. The Adviser is ultimately responsible for making fair value determinations subject to the oversight of the Board and pursuant to the Fund's fair valuation procedures.

The fair values of investments in Loans are based on a discounted cash flow model, which takes into account individual loan characteristics, such as coupon, tenor, platform credit grade and current delinquency status, that are provided by the applicable Platform. The fair values of investments in asset-backed securities are determined by the forecasted performance of the underlying loans in the pool, which takes into account the realized historical loss and prepayment performance of the pool. The priority of the securitization class and the claim on cash flows in the transaction are also taken into account. The fair values of investments in common stock and preferred equities for which market prices are not readily available, such as investments in privately held companies, may be determined using market-based approaches, including precedent transactions, public market comparables, book values or other relevant metrics, or using income-based approaches, including discounted anticipated future cash flows of the company.

The fair values of risk share contracts held by the Fund are determined using a discounted cash flow framework that takes into account the underlying loans pertaining to each contract's losses as of reporting date and estimated loss forecasts. The valuation agent's loss forecasts are based on industry and Platform historical loan performance, including securitizations. Higher expectations of loss relative to initial expected losses (subject to a Cap, as defined below), due to factors such as rising delinquencies within each contract vintage, would result in an increase in a contract's unrealized appreciation.

Pursuant to Rule 2a-5 of the 1940 Act, the Board had designated the Adviser as its valuation designee. The valuation designee had responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Board. The Adviser has established the Hedge Fund Solutions Valuation Committee (the "Valuation Committee"), which is responsible for determining and implementing the Fund's valuation policies and procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley's

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Portfolio Valuation (continued)

financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups and meets at least monthly to analyze the fair value of the Investments. Members of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and observations regarding the portfolio. In addition, the portfolio management team reviews the valuation agent's monthly valuation report, including the valuation methodologies, inputs and assumptions used to determine the Investment values, and makes a recommendation to the Valuation Committee regarding the values of the Investments. After consideration of the portfolio management's team recommendation and valuation agent's report, the Valuation Committee determines, in good faith, the fair value of the Investments. Because of the inherent uncertainty of valuation, the fair value of the Fund's Investments may differ significantly from the values that would have been used had a readily available market for the Investments held by the Fund been available.

Loan Platforms

The Adviser, as part of its portfolio construction process, performs diligence on the Platforms from which the Fund purchases alternative lending securities in order to evaluate both the process by which each Platform extends loans to borrowers and provides related services and the characteristics of the overall portfolio of loans made available through that Platform. As part of its diligence process, the Adviser monitors on an ongoing basis the underwriting quality of each Platform through which it invests in alternative lending securities, including an analysis of the historical and ongoing "loan tapes" that often include loan underwriting data and actual payment experience for all individual loans originated by the Platform that are comparable to the loans purchased, or to be purchased, by the Fund. In addition, the Adviser conducts periodic meetings with the Platforms for purposes of assessing and evaluating the underwriting quality at each Platform for each loan type. Although the Fund conducts diligence on the Platforms, the Fund generally does not have the ability to independently verify the information provided by the Platforms respecting individual loans and other alternative lending securities, other than certain payment information regarding such instruments owned by the Fund, which the Fund evaluates as payments are received. The Fund monitors the characteristics of the alternative lending securities it purchases on an ongoing basis. Once the Fund acquires a loan from a Platform, the Platform provides the Fund with certain information to enable the Adviser to monitor the performance of the Fund's overall portfolio and to determine whether such loans comply with the Fund's investment criteria. The Fund also periodically reviews certain aspects of the Platforms' credit models and monitor the Platforms with a view toward ensuring that sound underwriting standards are maintained over time.

The Fund may sell certain of its investments in Loans directly or indirectly into special purpose vehicles that issue asset-backed securities, which are secured by a pool of underlying loans originated by an alternative lending platform (which practice is known as a securitization). The Fund may hold residual equity classes of the asset-backed securities, which could be adversely affected by the deterioration in the credit performance of the loan pool. Distribution payments from the asset-backed securities are based on cash collections from the underlying loans.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held on deposit and short-term highly liquid investments that are readily convertible to known amounts of cash and have maturities of three months or less. Investments in money markets are valued at fair value using the net asset value as the price and are categorized as Level 1 securities as described in Note 3. As of September 30, 2024, cash equivalents and restricted cash included investments in money market funds valued at $158,520,326. Restricted cash represents temporary restrictions on cash received from borrower repayments of Loans that are pledged as collateral for the Fund's revolving lines of credit. Deposits for issuing loans represents the cash that is earmarked for loan purchases. The Fund may maintain cash held on deposit at one or more financial institutions. The Fund is subject to credit risk should a financial institution be unable to fulfill its obligations.

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses, and realized and unrealized gains and losses are recorded monthly. Interest income is net of amortization of premiums from Loan purchases, if any. The Fund will stop accruing interest based on the length of time a Loan has been delinquent and will write-off the accrued interest for such Loan that is no longer deemed collectible. Interest income from investments in asset-backed securities is recognized based on the estimated effective yield utilizing expected cash flows. Other income includes incentive income received from certain Loan Platforms based on the volume of Loans purchased, as well as late fees earned on investments in Loans. The changes in fair value of the investments are included in net change in unrealized appreciation/depreciation on investments in the Consolidated Statement of Operations. Realized gain (loss) from investments is calculated using specific identification. From time to time, certain Platforms on behalf of the Trusts may sell delinquent Loans to buyers on the secondary market. In addition, groups of Loans from certain Platforms may be sold in securitization transactions. Realized gains or losses from the sales of delinquent Loans on the secondary market and from securitization transactions are included in the net realized gain (loss) from investments in Loans in the Consolidated Statement of Operations. In accordance with its policies and procedures, the Fund will generally write down the fair value of a Loan if (i) the Platform indicates that a borrower is deceased or has declared bankruptcy, (ii) the Platform charges off the Loan, or (iii) the Adviser has determined that the recoverable value of such Loan has been impaired. The Fund will also consider various facts and circumstances provided by the Platforms for delinquent Loans to determine if a write-off of the outstanding principal balance is required. Write-offs of outstanding principal balances are included in net realized gain (loss) from investments in Loans in the Consolidated Statement of Operations.

Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income tax is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Income Taxes (continued)

net investment income, net realized capital gains and net realized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements as of September 30, 2024. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Consolidated Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction. Each of the four open tax years through the year ended September 30, 2024, remains subject to examination by major taxing authorities.

As of September 30, 2024, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$1,919,412,168
Gross tax unrealized appreciation	$12,097,000
Gross tax unrealized depreciation	(16,807,476)
Net tax unrealized appreciation/depreciation on investments	$(4,710,576)

As of September 30, 2024, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed income	$—
Undistributed gains	—
Total undistributed income and gains	$—
Unrealized gain/(loss)	$(4,710,476)
Other book/tax differences	(470,199)
Total	$(5,200,675)

The difference between book-basis unrealized appreciation/depreciation (as shown in the Consolidated Statement of Assets and Liabilities) and tax basis unrealized appreciation/depreciation (as shown above) is primarily attributable to mark-to- market ordinary gains (losses) under Internal Revenue Code Section 475.

The tax character of distributions paid may differ from the character of distributions shown in the Consolidated Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Income Taxes (continued)

The tax character of distributions paid during the years ended September 30, 2024 and 2023 was as follows:

	2024	2023
Distributions paid from:
Net Investment Income	$34,744,353	$—
Capital Gains	—	—
In excess of Distributable Earnings	87,359,772	155,605,843
	$122,104,125	$155,605,843

The amount and character of income and gains due to be distributed are determined in accordance with income tax regulations which may differ from US GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of deductibility of certain expenses.

Permanent differences, primarily due to Net Operating Losses, resulted in the following reclassifications among the components of net assets as of September 30, 2024:

	Total Distributable Earnings	Paid-In Capital
Total	$—	$—

Distribution of Income and Gains

The Fund declares and pays distributions of all or a portion of its net investment income on a quarterly basis. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The Fund intends to be treated as a "dealer in securities" within the meaning of Section 475(c)(1) of the Code. Section 475 of the Code requires that a dealer must generally "mark to market" all the securities which it holds at the close of any taxable year. Any gain or loss realized or deemed realized with respect to a security held by a dealer, regardless of whether such gain or loss is realized as a result of an actual disposition or a deemed disposition under the mark-to-market rule, is generally treated as ordinary income or loss. The mark-to-market rule does not apply to any security held for investment that the dealer properly identifies as such.

In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests in Investments that are treated as indebtedness for U.S. tax purposes. As such, the Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Distribution of Income and Gains (continued)

Pursuant to the dividend reinvestment plan established by the Fund (the "DRIP"), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends, and capital gains distributions automatically reinvested in additional Shares, unless such Shareholder specifically elects to receive all income, dividends, and capital gain distributions in cash.

3.  Fair Value of Investments

The fair value of the Fund's assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. As defined in FASB ASC 820-10, Fair Value Measurements and Disclosures, fair value is the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund's investments.

The inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not considered active; observable inputs other than observable quoted prices for the asset or liability; or inputs derived principally from or corroborated by observable market data

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments) that reflect the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, developed based on the best information available in the circumstances

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

3.  Fair Value of Investments (continued)

The following is a summary of the inputs used as of September 30, 2024, in valuing the Fund's Investments carried at fair value:

	Valuation Inputs
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Loans
Consumer Loans	$—	$—	$1,765,954,649	$1,765,954,649
Small Business Loans	—	—	135,032,154	135,032,154
Securities
Asset-Backed Securities	—	—	1,657,084	1,657,084
Other Financial Instruments
Risk Share Contracts (Asset)	—	—	12,713,988	12,713,988
Risk Share Contracts (Liability)	—	—	(656,183)	(656,183)
Total	$—	$—	$1,914,701,692	$1,914,701,692

The following is a reconciliation of Level 3 investments for the year ended September 30, 2024:

	Consumer Loans	Small Business Loans	Asset-Backed Securities	Risk Share Contracts
Beginning Balance – September 30, 2023	$2,438,743,887	$131,244,412	$6,455,877	$—
Acquisitions	662,764,412	346,153,735	—	—
Sales/Paydowns	(1,019,539,301)	(333,779,793)	(1,332,331)	—
Realized gains (losses), net	(376,255,002)	(1,014,033)	—	—
Change in unrealized appreciation/depreciation	60,168,028	(7,572,167)	(3,466,462)	12,057,805
(Amortization of premium) accretion of discount	72,625	—	—	—
Ending Balance – September 30, 2024	$1,765,954,649	$135,032,154	$1,657,084	$12,057,805
Change in unrealized appreciation/depreciation on investments still held as of September 30, 2024	$(133,942,056)	$(10,847,802)	$(3,466,462)	$12,057,805

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

3.  Fair Value of Investments (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of September 30, 2024:

Type of Investment	Fair Value as of September 30, 2024	Valuation Techniques	Unobservable Inputs	Amount/ Range	Weighted Average
Consumer Loans	$1,765,954,649	Discounted Cash Flow	Loss-Adjusted Discount Rate; Projected Loss Divided by Original Balance Annualized Projected Loss Rate	2.75%-15.17% 0.02%-81.19% 0.16%-98.59%	9.15% 23.01% 24.67%
Small Business Loans	135,032,154	Discounted Cash Flow	Loss-Adjusted Discount Rate; Projected Loss Divided by Original Balance Annualized Projected Loss Rate	8.30%-14.88% 3.36%-88.76% 5.96%-100.00%	11.93% 11.54% 16.05%
Asset-Backed Securities	1,657,084	Discounted Cash Flow	Loss-Adjusted Discount Rate; Projected Loss Divided by Original Balance	12.00%-25.00% 11.80%-36.48%	21.72% 13.59%
Risk Sharing Contracts	12,057,805	Discounted Cash Flow	Loss-Adjusted Discount Rate; Projected Loss Divided by Original Balance Annualized Projected Loss Rate	15.00% 3.33%-42.43% 2.35%-33.09%	15.00% 26.00% 18.91%
Total	$1,914,701,692

For the year ended September 30, 2024, aggregated purchases and proceeds from the sales of Loans were $1,008,918,147 and $56,127,710, respectively.

The Fund has entered into risk sharing contracts with several Platforms. Each contract tracks performance of the subject whole loan vintages. At the end of the applicable contract, if the current expected losses of the subject whole loan vintage are greater than the initial expected losses, the Platform must pay the Fund an amount equal to such excess (subject to a cap up to 6% of purchased notional per vintage (the "Cap")). Accordingly, the Fund recognizes an unrealized gain throughout the duration of the contract (subject to the Cap) if the vintage's current expected losses are greater than the initial expected losses and recognizes a realized gain when at the contract's maturity, the vintage's actual losses are greater than initial expected losses. At the end of the applicable contract, if the current expected losses of the subject whole loan vintages are less than the initial expected losses, the Fund would pay the Platform an amount equal to such deficit (subject to a Cap). Accordingly, the Fund would recognize an unrealized depreciation throughout the life of the contract (subject to a Cap) if the vintage's current expected losses were less than the initial expected losses and recognize a realized loss when at the contract's maturity, the vintage's actual losses were less than initial expected losses. The average notional amount of risk share contracts for the year ended September 30, 2024 was $33,106,112.

As of September 30, 2024, the Fund held the following derivative instruments:

Derivative Type	Consolidated Statement of Assets and Liabilities	Fair Value
Risk share contracts (Asset)	Unrealized appreciation on risk share contracts	$12,713,988
Risk share contracts (Liability)	Unrealized depreciation on risk share contracts	$(656,183)

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

3.  Fair Value of Investments (continued)

The effect of transactions in derivative instruments for the year ended September 30, 2024, was as follows:

Derivative Type	Consolidated Statement of Operations	Amount of Gain (Loss) Recognized in Income on Derivatives
Risk share contracts	Net change in unrealized appreciation on investments in risk share contracts	$12,057,805

4.  Subscriptions Received in Advance

Subscriptions received in advance represent cash proceeds received by the Fund prior to year-end related to Shareholder subscriptions to be made effective October 1, 2024. As of September 30, 2024, the Fund had no subscriptions received in advance.

5.  Management Fee, Related Party Transactions and Other

The Fund bears all expenses related to its investment program, as well as certain ongoing costs associated with the Fund's continuous offering. In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly management fee of 0.0625% (0.75% on an annualized basis) of the Fund's Managed Assets (as defined below) (the "Management Fee"). The Management Fee is computed based on the value of the Managed Assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased by the Fund as of the end of the month). "Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Adviser has contractually agreed, until at least February 1, 2025, to a reduction in fees payable to it and/or to reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses to exceed 2.00% of the Fund's average annual Managed Assets. In determining the actual amount of the fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from Fund expenses Platform fees, Extraordinary Expenses and the following investment related expenses: foreign country tax expense and borrowing costs. "Extraordinary Expenses" are expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders. For the year ended September 30, 2024, the Adviser did not reimburse the Fund as the ordinary operating expenses were below 2.00% of the Fund's average annual Managed Assets.

The Fund has a deferred compensation plan (the "DC Plan") that allows each Trustee of the Board that is not an affiliate of Morgan Stanley to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible Trustee of the Board generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds that are offered as investment options under the DC Plan. Investments in the DC Plan, unrealized appreciation/depreciation on such investments and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

5.  Management Fee, Related Party Transactions and Other (continued)

value of the Fund. As of September 30, 2024, the Fund's proportionate share of assets attributable to the DC Plan was $38,766, which is included in the Consolidated Statement of Assets and Liabilities under other assets and the deferred compensation obligation under accrued expenses and other liabilities.

U.S. Bancorp Fund Services, LLC ("USBFS") provides accounting and administrative services to the Fund. Under an administrative services agreement, USBFS is paid an administrative fee, computed and payable monthly at an annual rate based on the aggregate monthly total assets of the Fund.

U.S. Bank National Association ("USB N.A.") serves as the custodian to the Fund. Under a custody services agreement, USB N.A. is paid a custody fee monthly based on the average daily market value of any securities and cash held by the Fund.

Inspira Financial ("Inspira") (formerly known as Millennium Trust Company, LLC) serves as the custodian to the Trusts. Under separate custody service agreements, Inspira is paid a custodial fee, computed and payable quarterly at an annual rate based on the aggregate total assets of the Trusts.

UMB Fund Services, Inc. serves as the Fund's transfer agent. Transfer agent fees are payable monthly based on an annual base fee, annual per Shareholder account charges, and out-of-pocket expenses incurred by the transfer agent on the Fund's behalf.

6.  Lines of Credit

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks and/or other financial institutions (each a "Facility" and collectively, the "Facilities"). The Fund or the Trusts may incur leverage to the extent permitted by the 1940 Act. Each Facility is secured by Loans of certain Platforms owned by the specific Trust.

Effective April 8, 2022, the Fund, through MPLI Capital Holdings II, entered into a loan and security agreement, which was amended from time to time, with a third-party bank for a committed Facility with a maximum availability of $200,000,000. Effective November 29, 2023, the Facility was amended and term extended. Effective August 22, 2024, this Facility was terminated and outstanding borrowings were paid in full.

Effective November 8, 2022, the Fund, through MPLI Capital Holdings III, entered into a loan and security agreement, which may be amended from time to time, with a third-party bank for an uncommitted Facility with a maximum availability of $500,000,000. Effective November 15, 2023, the Facility was amended and terms extended. Under the terms of the facility, borrowings are repayable no later than November 13, 2026.

Effective December 16, 2022, the Fund, through MPLI Capital Holdings IV, entered into a warehouse credit agreement, which may be amended from time to time, with a third-party bank for a committed Facility with a maximum availability of $500,000,000. Effective March 12, 2024, the Facility was amended and the maximum availability was decreased to $350,000,000. Under the terms of the Facility, borrowings are repayable no later than December 16, 2026.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

6.  Lines of Credit (continued)

As of September 30, 2024, the Fund had $500,000,000 of aggregate borrowings outstanding against the Facilities. For the year ended September 30, 2024, the Fund incurred interest expense of $48,248,169 in connection with the Facilities. Detailed below is summary information concerning the borrowings:

# of Days Outstanding	Average Daily Balance	Annualized Weighted Average Rate
366	$653,852,459	7.36%

As of September 30, 2024, the Fund was in compliance with the covenants as detailed in each Facility's agreements.

7.  Market Risk

The value of an investment in the Fund is based on the market prices and values of the Fund's investments, which change regularly due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the value and liquidity of the Fund's investments, which may in turn impact the Fund's ability to sell alternative lending securities and/or its ability to repurchase its shares. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund's portfolio, as well as its ability to sell securities and/or meet redemptions. Any such event(s) or similar types of factors and developments may also adversely affect the financial performance of the Fund's investments (and, in turn, the Fund's investment results) and/or negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate preexisting risks to the Fund.

8.  Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

9.  Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders.

	For a Share outstanding throughout the:
	Year Ended September 30, 2024		Year Ended September 30, 2023		Year Ended September 30, 2022		Year Ended September 30, 2021		Year Ended September 30, 2020
Net asset value, beginning of period	$956.13		$1,033.91		$1,103.69		$1,017.60		$1,019.69
From investment operations:
Net investment income (loss) (a)	192.23		204.39		164.77		151.04		199.64
Net realized and unrealized gain (loss) from investments	(167.40)		(211.92)		(155.32)		173.48		(138.28)
Net increase (decrease) resulting from investment operations	24.83		(7.53)		9.45		324.52		61.36
Distributions to Shareholders from:
Net investment income	(18.64)		—		(15.34)		(153.43)		(55.91)
Realized gains	—		—		—		(85.00)		—
Return of capital	(46.87)		(70.25)		(63.89)		—		(7.54)
Total distributions to Shareholders	(65.51)		(70.25)		(79.23)		(238.43)		(63.45)
Net asset value, end of period	$915.45		$956.13		$1,033.91		$1,103.69		$1,017.60
Total return (b)	2.75%		(0.76%)		0.80%		33.97%		6.29%
Ratios to average net assets:
Total expenses before expense waivers and reimbursements	6.00%		5.34%		2.26%		2.18%		3.86%
Total expenses after expense waivers and reimbursements	6.00%		5.34%		2.26%		2.18%		3.86%
Net investment income (loss)	20.63	%(d)	20.49	%(d)	15.26	%(d)	13.19	%(d)	19.76	%(d)
Portfolio turnover	2.52%		2.26%		10.80%		60.96%		33.85%
Senior security, end of period (000s)	$500,000		$735,000		$500,500		$—		$225,000
Asset coverage per $1,000 of senior security principal amount (c)	$3,954		$3,626		$5,877		$—		$3,823
Net assets, end of period (000s)	$1,488,980		$1,930,098		$2,440,813		$1,902,659		$635,078

(a)  Calculated based on average Shares outstanding during the period.

(b)  Total return assumes a subscription of a share in the Fund at the beginning of the period indicated, reinvestment of all distributions during the period, and a sale of Shares on the last day of the period.

(c)  Represents asset coverage per $1,000 of indebtedness calculated by subtracting the Fund's liabilities and indebtedness not represented by senior securities from the Fund's total assets excluding derivative transactions, then the result divided by the aggregate amount of the Fund's senior securities representing indebtedness, and multiplying the result by 1,000.

(d)  The Fund's ratio of net investment income (loss) includes incentive fee income. Excluding this item, the ratio of net investment income (loss) would be 19.59%, 19.32%, 14.84%, 13.08%, and 19.08% for the years ended September 30, 2024, September 30. 2023, September 30, 2022, September 30, 2021, and September 30, 2020, respectively.

The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder's return and ratios may vary from these returns and ratios due to the timing of Share transactions.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

10.  Subsequent Events

Unless otherwise stated throughout the Notes to the Consolidated Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the Consolidated Financial Statements through the date the Consolidated Financial Statements were available to be issued.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Investment Advisory Agreement Approval (Unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and selection of investments for investment of the Fund's assets in loans originated through non-traditional, or alternative, lending platforms, or securities that provide the Fund with exposure to such instruments. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The investment advisory agreement is referred to as the "Advisory Agreement.") The Board also reviewed and considered the nature and extent of the non-advisory, administrative services that the Adviser provides, or arranges at its expense, under the Advisory Agreement, including among other things, providing to the Fund office facilities, equipment and personnel. The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Advisory Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance of the Fund compared to an appropriate benchmark and its peers, as determined by the Adviser. The Board also reviewed the fees and expenses of the Fund compared to its peers, as prepared by Strategic Insight. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2023, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund outperformed its benchmark for the three- and five-year periods but underperformed its benchmark for the one-year period. The Board discussed with the Adviser the level of the advisory fee for the Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Strategic Insight. In addition to the advisory fee, the Board also reviewed the Fund's total expense ratio. When a fund's advisory fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's advisory fee was lower than its peer group average and total expense ratio was higher than its peer group average. After discussion, the Board concluded that the (i) Fund's performance and advisory fee were competitive with its peer group averages and (ii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's advisory fee rate, which does not include breakpoints. In conjunction

ALTERNATIVE INVESTMENT PARTNERS

Investment Advisory Agreement Approval (Unaudited) (continued)

with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Advisory Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Advisory Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's investments and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Advisory Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

ALTERNATIVE INVESTMENT PARTNERS

Investment Advisory Agreement Approval (Unaudited) (continued)

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its Shareholders to approve renewal of the Advisory Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Advisory Agreement.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

If applicable, a copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended June 30, is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund's first and third fiscal quarters on Form N-PORT. The Fund's Forms N-PORT are available on the Securities and Exchange Commission's website at http://www.sec.gov and Morgan Stanley's public website, www.morganstanley.com/im/shareholderreports. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

Important Tax Information (Unaudited)

The Fund designates up to a maximum of $34,744,353 as interest-related dividends.

The Fund designates up to a maximum of $0 as a long-term capital gain distribution.

The Fund designates up to a maximum of $34,744,353 as a dividend subject to 163(j).

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
An Important Notice Concerning Our U.S. Privacy Policy (Unaudited)

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

ALTERNATIVE INVESTMENT PARTNERS

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited)
(continued)

Who we are
Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")
What we do
How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes – information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◼ MSIM does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

ALTERNATIVE INVESTMENT PARTNERS

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited)
(continued)

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 06103 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019)

Kathleen A. Dennis c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since Jaunuary 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Richard G. Gould c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1959	Trustee	Since July 2024	Global Chief Executive Officer, CLSA Ltd. (2019-2021); Chief Executive Officer, Americas, CLSA Americas, LLC (20142021); Head of Global Sales, Bloomberg Tradebook, Bloomberg LP (2010-2014); Founding Member, Executive Vice President, Information Services Group (20062010); Managing Director, Morgan Stanley (1990-2006); Executive Director, International Portfolio Trading & Derivatives, Morgan Stanley (19881990); Vice President, International Portfolio Trading & Derivatives, Morgan Stanley (19861988; Equity Derivatives Trading, Lehman Brothers (1983-1986).	84	Global Management Committee Member, CLSA (2014-2020); Broking Executive Committee Member, CLSA (2014-2020).
Jakki L. Haussler c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, CEO, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008)	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee. Director of NVR, Inc. (home construction).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frances L. Cashman c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1961	Trustee	Since March 2022	Chief Executive Officer, Asset Management Division, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicola (2005-2010).	88

Trustee and Investment Committee Member, Georgia Tech Foundation (since June 2019); Trustee, Member of Investment Committee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year:1955	Trustee	Since March 2022	Dean, Santa Clara University Leavey School of 78 Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc (residential community operator) (2016-2021); Director, NVR, Inc (homebuilding (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Managing Director of the Adviser (since January 2021) and Chief Compliance Officer of the Adviser of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary and Chief Legal Officer	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Christopher Auffenberg 100 Front Street, Suite 400 West Conshohocken, PA 19428 Birth Year: 1984	Vice President	Since May 2022	Chief Operating Officer of the Morgan Stanley Alternative Investment Partners Hedge Fund team and Executive Director of Morgan Stanley Investment Management Inc (since May 2022).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Advisor and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Trust: Kristina B. Magolis, and Francesca Mead.

The Fund's statement of additional information includes further information about the Fund's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (888) 322-4675.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A

100 Front Street, Suite 400
West Conshohocken, PA 19428

Trustees

W. Allen Reed, Chairperson of the Board and Trustee
Frank L. Bowman
Frances L. Cashman
Kathleen A. Dennis
Nancy C. Everett
Eddie A. Grier
Richard G. Gould
Jakki L. Haussler
Dr. Manual H. Johnson
Michael F. Klein
Patricia A. Maleski

Officers

John H. Gernon, President and Principal Executive Officer
Christopher Auffenberg, Vice President
Michael J. Key, Vice President
Deidre Downes, Chief Compliance Officer
Francis J. Smith, Treasurer and Principal Financial Officer
Mary E. Mullin, Secretary and Chief Legal Officer

Investment Adviser

Morgan Stanley AIP GP LP
100 Front Street, Suite 400
West Conshohocken, PA 19428

Administrator, Fund Accounting Agent, and Escrow Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodians

U.S. Bank National Association
1555 North Rivercenter Drive, MK-WI-S302
Milwaukee, WI 53212

Inspira Financial
2001 Spring Road, Suite 700
Oak Brook, IL 60523

Transfer Agent

UMB Fund Services, Inc.
235 W Galena Street
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Commerce Square
2005 Market Street
Suite 700
Philadelphia, PA 19103

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Morgan, Lewis and Bockius LLP
One State Street
Hartford, CT 06103

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-888-322-4675. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it has one “audit committee financial expert” serving on its audit committee, who is an “independent” Trustee:  Jakki L. Haussler.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)	The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2023 and September 30, 2024 by the registrant’s principal accountant, Ernst & Young LLP, the professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by Ernst & Young LLP during these periods.

2024

	Registrant		Covered Entities(1)
Audit Fees	$51,100		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$0	(3)	$0	(4)
All Other Fees	$0		$342,145	(5)
Total Non-Audit Fees	$0		$342,145

Total	$51,100		$342,145

2023

	Registrant		Covered Entities(1)
Audit Fees	$45,500		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$0	(3)	$0	(4)
All Other Fees	$0		$1,574,212	(5)
Total Non-Audit Fees	$0		$1,574,212

Total	$45,500		$1,574,212

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax return.

(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for a sister entity to the Adviser.

(e)(1)	The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2)	No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not Applicable.

(g)	See table above.

(h)	The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

(a)	Schedule of Investments. Refer to Item 1.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable to the Registrant.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Morgan Stanley Investment Management Equity Proxy Voting Policy and Procedures

1. General Proxy Voting Guidelines

Morgan Stanley Investment Management (“MSIM”) and its affiliates1 will vote proxies in a prudent and diligent manner and in the best interests of clients in accordance with their fiduciary duties, including beneficiaries of and participants in a client’s benefit plan(s) for which MSIM manages assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”) and this Policy.2

MSIM has a decentralized approach towards investment management, consisting of independent investment teams. Accordingly, this Policy serves as guidance for MSIM investment teams addressing a broad range of issues, and general voting parameters on proposals that arise most frequently.

MSIM investment teams endeavor to integrate this Policy with their investment goals and client expectations, using their vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

As such, MSIM investment teams seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different vehicles/products and clients have varying economic interests and / or priorities reflected in their mandates with respect to the outcome of a particular voting matter.

Voting Proxies for Certain Non-U.S. Companies

Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. Institutional Shareholder Services (“ISS”) has been retained to provide assistance in connection with voting non-U.S. proxies.

1 The MSIM entities covered by this Equity Proxy Voting Policy and Procedures (the “Policy”) currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Saudi Arabia, MSIM Fund Management (Ireland) Limited, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Eaton Vance CLO Manager LLC, Morgan Stanley Eaton Vance CLO CM LLC and FundLogic SAS (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

2 This Policy does not apply to MSIM’s authority to exercise certain decision-making rights associated with investments in loans and other fixed-income instruments (collectively, “Fixed Income Instruments”). Instead, MSIM’s Policy for Exercising Consents Related to Fixed Income Instruments applies to MSIM’s exercise of discretionary authority or other investment management services, to the extent MSIM has been granted authority to exercise consents for an account with respect to any Fixed Income Instruments held therein.

Securities Lending

MS Funds or any other investment vehicle sponsored, managed or advised by an MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., an MS Fund or another investment vehicle sponsored, managed or advised by an MSIM affiliate) is not entitled to vote the lent shares at the company meeting.

However, in certain circumstances a portfolio manager may seek to recall shares for the purposes of voting. In this event, the handling of such recall requests would be on a best efforts basis.

A. Routine Matters

We generally support routine management proposals. The following are examples of routine management proposals:

-	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

-	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review. We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

MSIM is supportive of the use of technology to conduct virtual shareholder meetings in parallel with physical meetings, for increased investor participation. However, adoption of a ‘virtual-only’ approach would restrict meaningful exchange between the company and shareholders. Therefore, MSIM is generally not supportive of proposals seeking authority to conduct virtual-only shareholder meetings.

B. Board of Directors

a.	Election of Directors

Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

■	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other matters we believe could be financially material.

■	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

1.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. However, in markets where board independence is not the norm, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

2.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

■	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

■	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

■	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including but not limited to, gender and ethnicity, in its board composition.

■	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

■	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

■	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

■	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

■	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than four public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.

■	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

b.	Discharge of Directors’ Duties

In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

c.	Board Independence

We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

d.	Board Diversity

We believe that board diversity is a potentially financially material issue. As such we generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account. We will also consider not supporting the re-election of the nomination committee and / or chair (or other resolutions when the nomination chair is not up for re-election) where we perceive limited progress in gender diversity, with the expectation where feasible and with consideration of any idiosyncrasies of individual markets, that female directors represent not less than a third of the board, unless there is evidence that the company has made significant progress in this area. In markets where information on director ethnicity is available, and it is legal to obtain it, and where it is relevant, we will generally also consider not supporting the re-election of the nomination committee chair (or other resolutions when the nomination chair is not up for re-election) if the board lacks ethnic diversity and has not outlined a credible diversity strategy.

e.	Majority Voting

We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

f.	Proxy Access

We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

g.	Reimbursement for Dissident Nominees

We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

h.	Proposals to Elect Directors More Frequently

In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

i.	Cumulative Voting

We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

j.	Separation of Chairman and CEO Positions

We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

k.	Director Retirement Age and Term Limits

Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

l.	Proposals to Limit Directors’ Liability and/or Broaden Indemnification of Officers and Directors

Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory Auditor Boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate Transactions and Proxy Fights

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure

We generally support the following:

-	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

-	U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

-	U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

-	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

-	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

-	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

-	Management proposals to effect stock splits.

-	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

-	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

We generally oppose the following (notwithstanding management support):

-	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

-	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

-	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

-	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights

-	Shareholder Rights Plans

We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

-	Supermajority Voting Requirements

We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter of bylaws.

-	Shareholders Right to Call a Special Meeting

We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

-	Written Consent Rights

In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

-	Reincorporation

We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

-	Anti-greenmail Provisions

Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

-	Bundled Proposals

We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration

We generally support the following:

-	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

-	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

-	Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

-	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus  awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social and Environmental Issues

Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. Relevant social and environmental issues, including principal adverse sustainability impacts, may influence long-term risk and return. Consequently, investment teams may consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the extent to which they believe the social and environmental issues identified in the proposal could impact shareholder value. In reviewing proposals on such issues, investment teams may consider the financial materiality, including the company’s exposure to the risk or opportunity, the management of such issues and a company’s current disclosures. In assessing and prioritizing proposals, we carefully reflect on the potential financial materiality of the issues as well as the sector and geography in which the company operates. We also consider the explanation companies provide where they may depart from best practice to assess the adequacy and appropriateness of measures that are in place. Investment teams may seek to balance concerns on reputational, operational, litigation and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. Investment teams may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and may oppose proposals that intrude excessively on management prerogatives and/or board discretion. Investment teams may generally vote against proposals requesting reports or actions they believe are duplicative, related to matters not considered by the investment team to be financially material to the business, or that would impose unnecessary or excessive costs. We consider proposals on these sustainability risks, opportunities and impacts on a case-by-case basis but generally support proposals that seek to enhance useful disclosure. We focus on understanding the company’s business and commercial context and recognise that there is no one size fits all that can apply to all companies.

Environmental Issues:

We generally support proposals that, if implemented, would enhance useful disclosure on climate, biodiversity, and other environmental risks, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Task Force on Climate-related Financial Disclosures) for companies for which such issues may be financially material. We also generally support proposals that aim to ensure companies communicate credibly on their commitments to manage reputational risks. As such, we generally support proposals that aim to encourage companies to use independently verified Science Based Targets to ensure emissions are in line with the Paris Agreement on Climate Change, which should ultimately help companies who seek to manage long-term climate-related risks do so in a way that remains credible. We generally will support reasonable proposals to reduce negative environmental impacts and ameliorate a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas. We generally will also support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareholder value.

Social Issues:

We generally support proposals that, if implemented, would enhance useful disclosure on employee and board diversity, including gender, race, and other factors, for companies where such issues could be considered by the investment teams as financially material. We consider proposals on other social issues on a case-by-case basis but generally support proposals that:

-	Seek to enhance useful disclosure or improvements on material issues such as human rights risks, supply chain management. workplace safety, human capital management and pay equity in line with local rules.

-	Encourage policies to eliminate gender-based violence and other forms of harassment from the workplace.

-	Seek disclosure of relevant diversity policies and meaningful workforce diversity data, including EEO-1 data.

We consider proposals on other social issues on a case-by-case basis but generally support proposals that: Seek to enhance transparency through disclosures on supply chain management, particularly in cases where this is a financially material risk.

We may consider withholding support where we have material concerns in relation to a company’s involvement/remediation of a breach of global conventions such as UN Global Compact Principles on Human Rights, Labour Standards, Environment and Business Malpractice.

J. Funds of Funds

Certain MS Funds advised by an MSIM Affiliate invest only in other MS Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MS Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MS Fund owns more than 25% of the voting shares of the underlying fund, the MS Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

Voting Conditions Triggered Under Rule 12d1-4

Rule 12d1-4 sets forth the conditions under which a registered fund (“acquiring fund”) may invest in excess of the statutory limits of Section 12(d)(1) of the 1940 Act (for example by owning more than 3% of the total outstanding voting stock) in another registered fund (“acquired fund”).  In the event that a Morgan Stanley “acquiring fund” invests in an “acquired fund” in reliance on Rule 12d1-4 under the 1940 Act, and the MS Fund and its “advisory group” (as defined in Rule 12d1-4) hold more than (i) 25% of the total outstanding voting stock of a particular open-end fund (including ETFs) or (ii) 10% of the total outstanding voting stock of a particular closed-end fund, the Morgan Stanley “acquiring fund” and its “advisory group” will be required to vote all shares of the open- or closed-end fund held by the fund and its “advisory group” in the same proportion as the votes of the other shareholders of the open- or closed-end fund.

Because MSIM and Eaton Vance are generally considered part of the same “advisory group,” an Eaton Vance “acquiring fund” that is required to comply with the voting conditions set forth in Rule 12d1-4 could potentially implicate voting conditions for a MS Fund invested in the same open- or closed-end fund as the Eaton Vance “acquiring fund.” The Committee will be notified by Compliance if the conditions are triggered for a particular open- or closed-end fund holding in an MS Fund.  In the event that the voting conditions in Rule 12d1-4 are triggered, please refer to the Morgan Stanley Funds Fund of Funds Investment Policy for specific information on Rule 12d1-4 voting requirements and exceptions.

3. Administration of the Policy

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and may affect shareholder value, and because of their knowledge of companies and markets as well as their understanding of their clients’ objectives, portfolio managers and other members of investment staff play a key role in proxy voting,  individual investment teams are responsible for determining decisions on proxy votes and may, where relevant, consult the GST. The GST administers and implements the Policy, as well as monitoring services provided by the proxy advisory firms, third-party proxy engagements and other research providers used in the proxy voting process. As noted below, certain ETFs will follow Calvert’s Proxy Voting Policy and Procedures, which is administered by Calvert’s Proxy Voting and Engagement Department and overseen by Calvert’s Proxy Voting and Engagement Committee. The GST periodically monitors Calvert’s proxy voting with respect to securities held by the ETFs.

The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee may periodically review and may amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard following consultation and approval from the investment teams.

GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in client accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests or investment guidelines of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. The Committee will review developing issues, as appropriate, as requested by the GST.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question.

A potential material conflict of interest could exist in the following situations, among others:

■	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

■	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MS Funds, as described herein.

■	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

■	One of Morgan Stanley’s independent directors or one of MS Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by an MS Fund or affiliate.

If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

■	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

■	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

■	If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The GST will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MS Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those MS Funds (the “Board”) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle. MSIM will promptly provide a copy of this Policy to any client requesting it.

MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department, in conjunction with GST and GST IT for MS Fund reporting and with the AIP investment team for AIP Closed-End 40 Act Fund reporting, is responsible for filing an annual Form N-PX on behalf of each MS Fund and AIP Closed-End 40 Act Fund for which such filing is required, indicating how all proxies were voted with respect to each such fund’s holdings.

Also, MSIM maintains voting records of individual agenda items a company meetings in a searchable database on its website on a rolling 12-month basis.

In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.

D. Retention and Oversight of Proxy Advisory Firms

ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.

To facilitate proxy voting MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuer’s proxy statement. Although we are aware of the voting recommendations included in the Research Providers’ company level reports, these recommendations are not an input into our vote nor is any potential vote prepopulated based on a Research Provider’s research. MSIM votes all proxies based on its own proxy voting policies, consultation with the investment teams, and in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Recordkeeping

Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.

Retention and Oversight of Outsourced Proxy Voting

Certain MSIM exchange-traded funds (“ETFs”) will follow Calvert Research and Management’s (“Calvert”) Proxy Voting Policies and Procedures and the Global Proxy Voting Guidelines set forth in Appendix A of the Calvert Proxy Voting Policies and Procedures. MSIM’s oversight of Calvert’s proxy voting engagement is ongoing pursuant to the 40 Act Fund Service Provider and Vendor Oversight Policy.

Policy Statement

The Policy, with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.

-	With respect to the U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the “MS Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MS Funds.

-	For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.

-	For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where an MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).

-	In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide an MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.

-	Certain ETFs will follow Calvert’s Global Proxy Voting Guidelines set forth in Appendix A of Calvert’s Proxy Voting Policies and Procedures and the proxy voting guidelines discussed below do not apply to such ETFs. See Appendix A of Calvert’s Proxy Voting Policies and Procedures for a general discussion of the proxy voting guidelines to which these ETFs will be subject.

An MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies.

 In addition to voting proxies of portfolio companies, MSIM routinely engages with, or, in some cases, may engage a third party to engage with, the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

5. Policy Governance

Effective:	[March 2024]
Owner:	MSIM Policies and Procedures Group Head
Approver:	MSIM CCO
Contact Information:	Corporate Governance (Rob Walker); Compliance Policies (Elise Clark); AIP Compliance (Carol Fitzer); Legal (Michael Keane, Nick DiLorenzo)
Risk Addressed:	Proxies are not voted according to agreed guidelines; proxies are not voted in the best interest of clients
Relevant Law and Other Sources:	Rule 206(4)-6 and Rule 204-2, as amended, under the Advisers Act; Supplemental Guidance Regarding Proxy Voting Responsibilities of Investment Advisers; Form N1-A. Item 12; Employee Retirement Income Security Act (“ERISA”) and the Internal Revenue Code (the “Code”).
Intranet Location:	https://policy.webfarm.ms.com/policies/portal/#/document-preview/1999684?sectionid=1c0f603e-199a-430b-89d0-d65b21826650

Approved by the Board September 2015, September 27–28, 2016, September 27–28, 2017, October 3–4, 2018, September 24–25,2019, September 30 – October 1, 2020, March 1-2, 2022, December 7-8, 2022, March 1-2, 2023 and March 13-14, 2024 [anticipated].

Appendix A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Markets investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) This Information is as of December 6, 2024

Mark L.W. van der Zwan, CFA. Mr. van der Zwan is a Managing Director of Morgan Stanley Investment Management (“MSIM”). Effective July 2016, Mr. van der Zwan began serving as Chief Investment Officer and Head of the Morgan Stanley AIP Hedge Fund team and, since 2006, he has been a portfolio manager for several Morgan Stanley AIP Hedge Fund team portfolios, including the Fund since its inception. Mr. van der Zwan has more than 20 years of relevant industry experience. He is also a member of the Investment Committee. Prior to joining MSIM, he was a senior consultant with Alan D. Biller & Associates, Inc., an institutional investment consulting firm with approximately $70 billion in assets under advisory. He has also held various positions at the National Research Council of Canada where he conducted advanced computational modeling research. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

Ken Michlitsch. Mr. Michlitsch is a Managing Director of MSIM and Portfolio Manager for the AIP Alternative Lending Group; he is also a member of the Investment Committee. He joined MSIM in 2011 and has more than 20 years of professional experience. Prior to joining the firm, Mr. Michlitsch was a Portfolio Manager and Financials Analyst at a multi-asset class hedge fund. He also developed an online marketplace utilizing a novel price discovery method. Mr. Michlitsch previously was part of the founding team at multiple venture capital-backed medical technology companies, and he contributed to the earliest stage development at medtech companies that were acquired for over $1 billion in aggregate. Earlier in his career, Mr. Michlitsch served as Director of Product Strategy & Intellectual Property at Jomed Inc., as Technical Advisor at Fish & Neave LLP, and as Mechanical Engineer at Lawrence Livermore National Laboratory. Mr. Michlitsch is an inventor on over 50 U.S. patents. He received SB and SM degrees in Mechanical Engineering from MIT, as well as an M.B.A. with Honors in Finance from the Wharton School of the University of Pennsylvania.

Jarrod Quigley, CFA. Mr. Quigley is a portfolio manager on the AIP Hedge Fund team within MSIM, focusing on credit, secondary and co-investment strategies; he is also a member of the Investment Committee. He joined MSIM in 2004 and has more than 20 years of industry experience. Prior to joining the firm, Mr. Quigley was an investment banking analyst in the financial institutions group of A.G. Edwards & Sons. Mr. Quigley received a B.S. summa cum laude in finance from Babson College where he was also valedictorian. He holds the Chartered Financial Analyst designation.

Johan Detter, CFA. Mr. Detter is an Executive Director of MSIM and founding member of the AIP Alternative Lending Group where he has spearheaded advanced quantitative credit modeling of investments. He is also a member of the Investment Committee. He has over a decade of industry experience including roles previously held at Franklin Templeton and Credit Suisse. He attended Trinity College on a full scholarship, graduated summa cum laude with a Bachelor of Science in Economics, and was inducted into Phi Beta Kappa and Pi Gamma Mu honor societies. Mr. Detter holds the Chartered Financial Analyst designation.

(a)(2)(i-iii)	Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of September 30, 2024:

Mark L. W. van der Zwan Ken Michlitsch Jarrod Quigley Johan Detter	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	2	289.56
Other Pooled Investment Vehicles[1]	14	2,173.06
Other Accounts[1]	98	9,924.76

1Of these other accounts, 61 accounts with a total of approximately $5,955.39 billion in assets had performance-based fees.

(a)(2)(iv)	Conflicts of Interest

Potential Conflicts of Interest

The Investment Adviser and/or its affiliates (together “Morgan Stanley”) provide a broad array of discretionary and non-discretionary investment management services and products for institutional accounts and individual investors. In addition, Morgan Stanley is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions and other activities. Investors should be aware that there will be occasions when Morgan Stanley may encounter potential conflicts of interest in connection with its investment management services. In that regard, former Morgan Stanley officers or directors may have investments in or serve as Board members or officers of one or more Platforms—the Investment Adviser will invest the Fund’s assets consistent with the Fund’s investment objective and strategy without respect to such investments or service by former Morgan Stanley officers or directors. The Fund may purchase equity interests in Platforms (including common stock of such Platforms that are also sourcing alternative lending securities for the Fund) pursuant to the Fund’s investment program.

Other Accounts. In addition to responsibilities with respect to the management and investment activities of the Master Fund, the Investment Adviser and its affiliates may have similar responsibilities with respect to various other existing and future pooled investment vehicles and client accounts. Such other private investment funds, registered investment companies and any other existing or future pooled investment vehicles and separately managed accounts advised or managed by the Investment Adviser or any of its affiliates are referred to in this Prospectus collectively as the “Other Accounts.” The existence of such multiple vehicles and accounts necessarily creates a number of potential conflicts of interest.

Investment Activities of the Funds and Other Accounts. In the course of providing investment advisory or other services to Other Accounts, the Investment Adviser and its affiliates might come into possession of material, nonpublic information that affects the Investment Adviser’s ability to buy, sell or hold Master Fund investments. In addition, affiliates of the Investment Adviser might own, and effect transactions in, securities of companies which the Investment Adviser and/or its affiliates cover in investment research materials or to whom affiliates of the Investment Adviser provide investment banking services or make a market in such securities, or in which the Investment Adviser, its affiliates and their respective shareholders, members, managers, partners, directors, officers and employees have positions of influence or financial interests. As a result, such persons might possess information relating to such securities that is not known to the individuals of the Investment Adviser responsible for managing the Master Fund’s investments, or might be subject to confidentiality or other restrictions by law, contract or internal procedures.

The terms under which the Investment Adviser and its affiliates provide management and other services to Other Accounts may differ significantly from those applicable to the Master Fund. In particular, arrangements with certain Other Accounts might provide for the Investment Adviser and its affiliates to receive fees that are higher than the Advisory Fees payable by shareholders of the Master Fund. The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Master Fund, but may simultaneously manage Other Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Master Fund, which may create a conflict of interest.

Potential conflicts also may arise due to the fact that certain securities or instruments may be held in some Other Accounts but not in the Master Fund, or certain Other Accounts may have different levels of holdings in certain securities or instruments than those of the Master Fund. In addition, the Investment Adviser or its affiliates may give advice or take action with respect to the investments of one or more Other Accounts that may not be given or taken with respect to the Master Fund or Other Accounts with similar investment programs, objectives, and strategies. Accordingly, the Master Fund and Other Accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. The Investment Adviser and its affiliates also may advise Other Accounts with conflicting programs, objectives or strategies. Different clients, including funds advised by the Investment Adviser or an affiliate, may invest in different classes of securities of the same issuer, depending on the respective client’s investment objectives and policies. As a result, the Investment Adviser and its affiliates may at times seek to satisfy their fiduciary obligations to certain Other Accounts owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of such Other Accounts with respect to such class of securities, and those activities may have an adverse effect on the Master Fund or certain Other Accounts, which may own a different class of securities of such issuer.

Allocation of Investment Opportunities between Funds and Other Accounts. The Investment Adviser expects to conduct the Master Fund’s investment program in a manner that is similar to the investment programs of certain of the Other Accounts, particularly where the investment objectives and policies of Other Accounts overlap (in whole or in part) with those of the Master Fund. However, there are or are expected to be differences among the Master Fund and the Other Accounts with respect to investment objectives, investment strategies, investment parameters and restrictions, portfolio management personnel, tax considerations, liquidity considerations, legal and/or regulatory considerations, asset levels, timing and size of investor capital contributions and withdrawals, cash flow considerations, available cash, market conditions and other criteria deemed relevant by the Investment Adviser and its affiliates (the nature and extent of the differences will vary from fund to fund). Furthermore, the Investment Adviser may manage or advise multiple Accounts (including Other Accounts in which Morgan Stanley and its personnel have an interest) that have investment objectives that are similar to the Master Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Master Fund. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited.

Notwithstanding these differences, there may be circumstances where the Master Fund and all Other Accounts participate in parallel investment transactions at the same time and on the same terms. The Investment Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Master Fund and any Other Account. To the extent that the Investment Adviser seeks to acquire the same security at the same time for more than one client account, it may not be possible to acquire a sufficiently large quantity of the security, or the price at which the security is obtained for clients may vary. Similarly, clients may not be able to obtain the same price for, or as large an execution of, an order to sell a particular security when the Investment Adviser is trading for more than one account at the same time. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Master Fund invests, the Investment Adviser could be seen as harming the performance of the Master Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Transactions with Affiliates. The Investment Adviser might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. The Investment Adviser will not purchase securities on behalf of the Master Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Investment Adviser on behalf of the Master Fund from an affiliate acting as a placement agent must meet the requirements of applicable law.

Furthermore, Morgan Stanley may face conflicts of interest when the Master Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

(a)(3)	Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

• Cash Bonus.

• Deferred Compensation:

●	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

●	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

●	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

●	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager

●	Revenue and profitability of the Firm

●	Return on equity and risk factors of both the business units and Morgan Stanley

●	Assets managed by the portfolio manager

●	External market conditions

●	New business development and business sustainability

●	Contribution to client objectives

●	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(a)(4)	Securities Ownership of Portfolio Managers

As of September 30, 2024, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Mark L. W. van der Zwan:	None
Ken Michlitsch:	None
Jarrod Quigley:	None
Johan Detter:	None

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19.	EXHIBITS.

(a)

(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2)

(2)	Certifications of Principal Executive Officer and Principal Financial Officer are attached to this report as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIP ALTERNATIVE LENDING FUND P

By:	/s/ John H. Gernon
	Name:	John H. Gernon
	Title:	President
	Date:	December 6, 2024

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Gernon
	Name:	John H. Gernon
	Title:	Principal Executive Officer
	Date:	December 6, 2024

By:	/s/ Francis J. Smith
	Name:	Francis J. Smith
	Title:	Principal Financial Officer
	Date:	December 6, 2024